As filed with the Securities and Exchange Commission on October 3, 2023

No. 333-258722

No. 811-23725

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 29	☒

and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 33	☒

Valkyrie ETF Trust II

(Exact Name of Registrant as Specified in Charter)

320 Seven Springs Way
Suite 250

Nashville, Tennessee 37027

(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code: (202) 854-1343

Corporation Service Company.
251 Little Falls Drive
Wilmington, DE 19808

(Name and Address of Agent for Service)

Copy to:

Morrison C. Warren, Esq.

Chapman and Cutler LLP

320 South Canal Street

Chicago, IL 60606

It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to paragraph (b) of Rule 485.
☐	On (date) pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	On (date) pursuant to paragraph (a)(1) of Rule 485.
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Contents of Post-Effective Amendment No. 29

This Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A - Prospectus for Valkyrie Bitcoin and Ether Strategy ETF

Part B - Statement of Additional Information for Valkyrie Bitcoin and Ether Strategy ETF

Part C - Other Information

Signatures

PROSPECTUS

Valkyrie Bitcoin and Ether Strategy ETF

(formerly Valkyrie Bitcoin Strategy ETF)
(Ticker: BTF)

October 3, 2023

Valkyrie Bitcoin and Ether Strategy ETF (formerly Valkyrie Bitcoin Strategy ETF) (the “Fund”), a series of Valkyrie ETF Trust II, lists and principally trades its shares on Nasdaq Stock Market LLC (the “Exchange”). Shares of the Fund trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value.

Neither the U.S. Securities and Exchange Commission nor the Commodity Futures Trading Commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Valkyrie Bitcoin and Ether Strategy ETF

Investment Objective

The Fund seeks to provide investors with capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.95%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.25%
Total Annual Fund Operating Expenses	1.20%
(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year. Estimated expenses consist entirely of futures commission merchant capital charges.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

	1 Year	3 Years	5 Years	10 Years
Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:	$123	$383	$663	$1,461

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended September 30, 2022, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. Due to a change in the Fund’s investment strategy in October 2023, the Fund may experience higher levels of portfolio turnover in the current fiscal year than in previous years.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing all or substantially all of its assets in exchange-traded futures contracts on bitcoin and ether (collectively, “Bitcoin and Ether Futures Contracts”) and “Collateral Investments” (as defined below). The Fund’s investment in Bitcoin and Ether Futures Contracts will be approximately equally weighted as of the rebalance date and will be rebalanced on a monthly basis, provided that during rebalancing periods or while taking temporary defensive positions, the Fund may be over- or under-weight with respect to one or another type of Bitcoin and Ether Futures Contract. The Fund will not directly invest in bitcoin or ether. Under normal circumstances, the Fund will seek to purchase a number of Bitcoin and Ether Futures Contracts so that the total notional value (i.e., the total value of the bitcoin and ether underlying the futures contracts) of the Bitcoin and Ether Futures Contracts held by the Fund is as close to 100% of the net assets of the Fund as possible.

Investors seeking direct exposure to the price of bitcoin and/or ether should consider investments other than the Fund. The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

Bitcoin, ether and Bitcoin and Ether Futures Contracts are a relatively new asset class and are subject to unique and substantial risks, including the risk that the value of the Fund’s investments could decline rapidly, including to zero. Bitcoin, ether and Bitcoin and Ether Futures Contracts have historically been more volatile than traditional asset classes. You should be prepared to lose your entire investment.

Bitcoin and Ether

Bitcoin and ether are digital assets. The ownership and behavior of bitcoin and ether is determined by participants in online, peer-to-peer networks that connect computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Bitcoin Network and Ethereum Networks, respectively. The Bitcoin Network and Ethereum Network are a peer-to-peer payment networks that operates on a cryptographic protocol, commonly referred to as the “Bitcoin Protocol” or “Ethereum Protocol.” The value of bitcoin and ether is not backed by any government, corporation or other identified body. Their value is determined, in part, by the supply and demand in markets created to facilitate the trading of bitcoin and ether. Ownership and the ability to transfer or take other actions with respect to bitcoin or ether is protected through public-key cryptography. Public-key cryptography, or asymmetric cryptography, is an encryption scheme that uses two mathematically related, but not identical, keys - a public key and a private key. Unlike symmetric key algorithms that rely on one key to both encrypt and decrypt, each key performs a unique function. The public key is used to encrypt and the private key is used to decrypt.

Bitcoin, the Bitcoin Network and the operating software that governs the Bitcoin Network were initially discussed in a white paper that was attributed to an individual named Satoshi Nakamoto. However, no individual has been reliably identified as bitcoin’s creator, and it is generally believed that the name is a pseudonym for the actual inventor(s).  The first bitcoin were created in 2009 upon the release of the Bitcoin Network source code (i.e., the software and protocol that created and launched the Bitcoin Network).  Since 2009, the Bitcoin Network has been actively developed by a group of engineers known as Core Developers.  Bitcoin is an open-source project, and it is not represented by an official organization or authority. The supply of bitcoin is constrained formulaically by the Bitcoin Protocol instead of being explicitly delegated to an identified body (e.g., a central bank or corporate treasury) to control. Units of bitcoin are treated as mutually interchangeable (i.e., fungible. No single entity owns or operates the Bitcoin Network, which is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (these parties are commonly referred to as “miners”), (2) developers who propose improvements to the Bitcoin Protocol and the software that enforces the Bitcoin Protocol and (3) users who choose what bitcoin software to run. From time to time, the developers suggest changes to the bitcoin software, and if a sufficient number of users and miners elect not to adopt the changes, a new digital asset, operating on the earlier version of the bitcoin software, may be created, commonly referred to as a “fork”. The price of the bitcoin futures contracts in which the Fund invests may reflect the impact of these forks.

The Ethereum Network was originally described in a 2013 white paper by Vitalik Buterin, a programmer involved with bitcoin, with the goal of creating a global platform for decentralized applications powered by smart contracts. The formal development of the Ethereum Network began through a Swiss firm called Ethereum Switzerland GmbH in conjunction with several other entities. Subsequently, the Ethereum Foundation, a Swiss non-profit organization, was set up to oversee the protocol’s development. The Ethereum Network went live on July 30, 2015. Unlike other digital assets such as bitcoin, which are solely created through a progressive mining process, 72.0 million ether were created in connection with the launch of the Ethereum Network. The initial 72.0 million ether were distributed as follows:

Initial Distribution: 60.0 million ether, or 83.33% of the supply, was sold to the public in a crowd sale conducted between July and August 2014 that raised approximately $18 million which was used to fund the development of the Ethereum Network.

Ethereum Foundation: 6.0 million ether, or 8.33% of the supply, was distributed to the Ethereum Foundation for operational costs.

Ethereum Developers: 3.0 million ether, or 4.17% of the supply, was distributed to developers who contributed to the Ethereum Network.

Developer Purchase Program: 3.0 million ether, or 4.17% of the supply, was distributed to members of the Ethereum Foundation to purchase at the initial crowd sale price.

Following the launch of the Ethereum Network, ether supply initially increased through a progressive mining process. Following the introduction of EIP-1559, described below, ether supply and issuance rate varies based on factors such as recent use of the network.

Coinciding with the network launch, it was decided that EthSuisse would be dissolved, designating the Ethereum Foundation as the sole organization dedicated to protocol development. Historically and continuing through the present, the development of the source code of the Ethereum protocol has been overseen by the Ethereum Foundation and the core developers. The core developers evolve over time, largely based on self-determined participation. The Ethereum Network is decentralized in that it does not require governmental authorities or financial institution intermediaries to create, transmit or determine the value of ether. Rather, following the initial distribution of ether, ether is created, burned and allocated by the Ethereum Network protocol through a process that is currently subject to an issuance and burn rate. Among other things, ether is used to pay for transaction fees and computational services (i.e., smart contracts) on the Ethereum Network; users of the Ethereum Network pay for the computational power of the machines executing the requested operations with ether. Requiring payment in ether on the Ethereum Network incentivizes developers to write quality applications and increases the efficiency of the Ethereum Network because wasteful code costs more. It also ensures that the Ethereum Network remains economically viable by compensating people for their contributed computational resources.

Bitcoin and ether may be regarded as a currency or digital commodity depending on its specific use in particular transactions. Bitcoin and ether may be used as a medium of exchange or unit of account. Although a number of large and small retailers accept bitcoin and ether as a form of payment in the United States and foreign markets, there is relatively limited use of bitcoin and ether for commercial and retail payments. Similarly, bitcoin and ether may be used as a store of value (i.e., an asset that maintains its value rather than depreciating), although they has experienced significant periods of price volatility.

The value of bitcoin and ether is determined by the value that various market participants place on bitcoin through their transactions. Price discovery occurs through secondary market trading on bitcoin and ether trading platforms, over-the-counter trading desks and direct peer-to-peer payments. Many digital asset trading platforms are open 24 hours a day, 7 days a week. Digital asset trading platforms and over-the-counter trading desks have a relatively limited history, limited liquidity and trading across trading platforms order books which has resulted in periods of high volatility and price divergence among trading platforms. In addition, during high volatility periods, in addition to price divergences, some bitcoin and ether trading platforms have experienced issues related to account access and trade execution.

Bitcoin and Ether Futures Contracts

Futures contracts are financial contracts the value of which depends on, or is derived from, the underlying reference asset. In the case of bitcoin and ether futures contracts, the underlying reference asset is bitcoin and ether, respectively. Futures contracts may be physically-settled or cash settled. The only futures contracts in which the Fund invests (as described below) are cash-settled bitcoin and ether futures contracts. “Cash-settled” means that when the relevant futures contract expires, if the value of the underlying reference asset exceeds the futures contract price, the seller pays to the purchaser cash in the amount of that excess. Alternatively, if the futures contract price exceeds the value of the underlying reference asset, the purchaser pays to the seller cash in the amount of that excess. In a cash-settled futures contract on bitcoin or ether, the amount of cash to be paid is equal to the difference between the value of the bitcoin or ether, respectively, underlying futures contract at the close of the last trading day of the contract and the futures contract price as specified in the agreement.

The Fund will invest indirectly, via a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”), in standardized, cash-settled futures contracts on bitcoin and ether. Such futures contracts are traded on commodity exchanges registered with the Commodity Futures Trading Commission (the “CFTC”). Currently, the Bitcoin and Ether Futures Contracts in which the Fund will invest are only traded on the Chicago Mercantile Exchange (the “CME”). The value of Bitcoin and Ether Futures Contracts on the CME are determined by reference to the CME CF Bitcoin Reference Rate and CME CF Ether Reference Rate, respectively, each of which provide an indication of the price of bitcoin and ether across certain trading platforms.

As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” The Fund intends to “roll” its Bitcoin and Ether Futures Contracts prior to expiration. The Fund’s investment sub-adviser, Vident Asset Management (“Vident” or the “Sub-Adviser”), with oversight from the Fund’s investment adviser, Valkyrie Funds LLC (“Valkyrie” or the “Adviser”), seeks to invest in “front month” Bitcoin and Ether Futures Contracts. “Front month” contracts are the monthly contracts with the nearest expiration date. Typically, the Fund will roll to the next “nearby” Bitcoin and Ether Futures Contracts. The “nearby” contracts are those contracts with the next closest expiration date. There is no guarantee that such a strategy will produce the desired results.

The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to the bitcoin and ether futures markets in accordance with applicable rules and regulations. The Subsidiary and the Fund will have the same investment adviser, investment sub-adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year. The Subsidiary’s custodian is U.S. Bank National Association.

Collateral Investments

In addition to the investments in Bitcoin and Ether Futures Contracts, the Fund (and the Subsidiary, as applicable) will invest its remaining assets directly in cash, cash-like instruments or high-quality securities (collectively the “Collateral Investments”). The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Sub-Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organizations (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.). The Collateral Investments are designed to provide liquidity (i.e., provide an asset that can easily be exchanged for cash), and satisfy the “margin” requirements applicable to the Fund’s futures portfolio, which require that the Fund post collateral to secure its obligations under those contracts. Collateral Investments may also be invested in as Secondary Investments, as described below.

In order to help maintain the desired level of exposure to Bitcoin and Ether Futures Contracts, the Fund may enter into reverse repurchase agreements, a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

Secondary Investments

The Fund’s investment in futures contracts will be limited by the position limits established by the derivatives exchange applicable to such contracts. Currently, the position limit for bitcoin futures contracts on the CME is 4,000 contracts for an applicable month, with each contract representing five bitcoin, while the position limit for ether futures contracts is 8,000 contracts for an applicable month, with each contract representing 50 ether. The Fund will be prohibited from purchasing Bitcoin and Ether Futures Contracts in excess of these limits. If the Fund is prohibited by applicable position limits from buying additional front month Bitcoin and Ether Futures Contracts, the Fund will invest, in the discretion of the Sub-Adviser, in longer dated Bitcoin and Ether Futures Contracts and/or additional Collateral Investments (collectively, “Secondary Investments”).

Principal Risks

As with all investments, there are certain risks of investing in the Fund. The Fund’s Shares will change in value and you could lose money by investing in the Fund. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser, Sub-Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds.  Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Market Risk. The prices of bitcoin, ether and Bitcoin and Ether Futures Contracts have historically been highly volatile. The value of the Fund’s investments in Bitcoin and Ether Futures Contracts and other instruments that provide exposure to bitcoin, ether and Bitcoin and Ether Futures Contracts – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. The value of ether and bitcoin has been, and may continue to be, substantially dependent on speculation, such that trading and investing in these crypto assets generally may not be based on fundamental analysis. In addition, the price of bitcoin and ether has been highly correlated, even during periods of volatility, with ether tending to exhibit more pronounced rises and falls. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective.

Bitcoin Risk. Bitcoin is a relatively new innovation and the market for bitcoin is subject to rapid price swings, changes and uncertainty. Trading prices of bitcoin and other digital assets have experienced significant volatility in recent periods and may continue to do so. For instance, there were steep increases in the value of certain digital assets, including bitcoin, over the course of 2021, and multiple market observers asserted that digital assets were experiencing a “bubble.” These increases were followed by steep drawdowns throughout 2022 in digital asset trading prices, including for bitcoin. These episodes of rapid price appreciation followed by steep drawdowns have occurred multiple times throughout bitcoin’s history, including in 2011, 2013-2014, and 2017-2018, before repeating again in 2021-2022. Over the course of 2023, bitcoin prices have continued to exhibit extreme volatility. Such volatility may persist.

The further development of the Bitcoin Network and the acceptance and use of bitcoin are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Bitcoin Network or the acceptance of bitcoin may adversely affect the price of bitcoin. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact digital asset trading venues. Additionally, if one or a coordinated group of miners were to gain control of 51% of the Bitcoin Network, they would have the ability to manipulate transactions, halt payments and fraudulently obtain bitcoin. A significant portion of bitcoin is held by a small number of holders sometimes referred to as “whales.” Transactions of these holders may influence the price of bitcoin.

Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, bitcoin and digital asset trading venues are largely unregulated and highly fragmented. Due to the fragmentation, regulatory non-compliance and lack of oversight of these trading venues there is a heightened potential for fraud and manipulation. Digital asset trading platforms on which bitcoin is traded, and which may serve as a pricing source for the calculation of the reference rate that is used for the purposes of valuing the Fund’s investments, are or may become subject to enforcement actions by regulatory authorities, and such enforcement actions may have a material adverse impact on the Fund, its investments, and its ability to implement its investment strategy.

As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote bitcoin in a way that artificially increases the price of bitcoin). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. Investors in bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. New or changing laws and regulations may affect the use of blockchain technology and/or investments in crypto assets or crypto asset-related investments. In addition, digital asset trading venues, bitcoin miners, and other participants may have significant exposure to other cryptocurrencies. Instability in the price, availability or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the Bitcoin Network. The realization of any of these risks could result in a decline in the acceptance of bitcoin and consequently a reduction in the value of bitcoin, bitcoin futures, and the Fund. Finally, the creation of a “fork” (as described above) or a substantial giveaway of bitcoin (sometimes referred to as an “air drop”) may result in significant and unexpected declines in the value of bitcoin, bitcoin futures, and the Fund.

Ether Risk. Ether is a relatively new innovation and the market for ether is subject to rapid price swings, changes and uncertainty. The further development of the Ethereum Network and the acceptance and use of ether are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Ethereum Network or the acceptance of ether may adversely affect the price of ether. Ether is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact ether trading venues. Additionally, if one or a coordinated group of validators were to gain control of two-thirds of staked ether, they would have the ability to manipulate transactions and fraudulently obtain ether. If such a validator or group of validators were to gain control of one-third of staked ether, they could halt payments. A significant portion of ether is held by a small number of holders sometimes referred to as “whales”. Transactions of these holders may influence the price of ether.

Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, ether and ether trading venues are largely unregulated. Due to the fragmentation, regulatory non-compliance and lack of oversight of these trading venues there is a heightened potential for fraud and manipulation. Digital asset trading platforms on which ether is traded, and which may serve as a pricing source for the calculation of the reference rate that is used for the purposes of valuing the Fund’s investments, are or may become subject to enforcement actions by regulatory authorities, and such enforcement actions may have a material adverse impact on the Fund, its investments, and its ability to implement its investment strategy.

As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote ether in a way that artificially increases the price of ether). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. Investors in ether may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. New or changing laws and regulations may affect the use of blockchain technology and/or investments in crypto assets or crypto asset-related investments. The realization of any of these risks could result in a decline in the acceptance of ether and consequently a reduction in the value of ether, ether futures, and the Fund. Finally, the creation of a “fork” or a substantial giveaway of ether (sometimes referred to as an “air drop”) may result in significant and unexpected declines in the value of ether, ether futures, and the Fund. A fork may be intentional, such as the “Merge.” The “Merge” refers to protocol changes altering the method by which transactions are validated.

Depending on its characteristics, a digital asset may be considered a “security”, or offered and sold as a “security”, under the federal securities laws. The test for determining whether a particular digital asset is a “security”, or offered and sold as a “security”, is complex and difficult to apply, and the outcome is difficult to predict. The SEC has taken no official position on whether ether is a security under the federal securities laws. On the other hand, the SEC has brought enforcement actions against the issuers and promoters of several other digital assets on the basis that the digital assets in question are securities. Any enforcement action by the SEC or a state securities regulator asserting that ether is a security, or a court decision, to that effect would be expected to have an immediate material adverse impact on the trading value of ether, as well as the Shares. This is because the business models behind most digital assets are incompatible with regulations applying to transactions in securities. If a digital asset is determined or asserted to be a security, it is likely to become difficult or impossible for the digital asset to be traded, cleared or custodied in the United States through the same channels used by non-security digital assets, which in addition to materially and adversely affecting the trading value of the digital asset is likely to significantly impact its liquidity and market participants’ ability to convert the digital asset into U.S. dollars.

All networked systems are vulnerable to various kinds of attacks. As with any computer network, the Ethereum Network contains certain flaws. For example, the Ethereum Network is currently vulnerable to several types of attacks, including:

●	“>33% attack” where, if a validator or group of validators were to gain control of more than 33% of the staked ether, a malicious actor could cause a temporary fork in the blockchain.

●	“>50% attack” where, if a validator or group of validators acting in concert were to gain control of more than 50% of the staked ether, a malicious actor would be able to gain full control of the network and the ability to manipulate the blockchain, potentially for an extended period of time or even permanently.

●	“>66% attack” where, if a validator or group of validators acting in concert were to gain control of more than 66% of the staked ether, a malicious actor could permanently and irreversibly manipulate the blockchain.

The success of these types of attacks depends on the malicious actors ability to gather an enormous amount of ether and other resources, which serves as the primary practical defense of the network. A successful attack could lead to temporary or permanent disruption of the network, which would have a negative effect on the price of ether and the value of the Shares.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. The costs associated with rolling Bitcoin and Ether Futures Contracts typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Bitcoin and Ether Futures Contracts Risk. In addition to the risks of futures contracts generally, the markets for Bitcoin and Ether Futures Contracts have additional unique risks. The markets for Bitcoin and Ether Futures Contracts may be less developed, less liquid and more volatile than more established futures markets. While the Bitcoin and Ether Futures Contracts markets has grown substantially since they commenced trading, there can be no assurance that this growth will continue. Bitcoin and Ether Futures Contracts are subject to collateral requirements and daily limits may impact the Fund’s ability to achieve the desired exposure. If the Fund is unable to meet its investment objective, the Fund’s returns may be lower than expected. Additionally, these collateral requirements may require the Fund to liquidate its position when it otherwise would not do so.

Cost of Futures Investment Risk. When a Bitcoin or Ether Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Bitcoin and Ether Futures Contract with a later expiration date. This is commonly referred to as “rolling”. The costs associated with rolling Bitcoin and Ether Futures Contracts typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund.

Futures/Spot Correlation Risk. The markets for bitcoin and ether, on the one hand, and Bitcoin and Ether Futures Contracts, on the other, are related but separate markets. These markets may exhibit imperfectly correlation, or even no correlation, between price movements of either a Bitcoin or Ether Futures Contract and price movements of the bitcoin or ether, respectively. This might occur due to factors unrelated to the value of bitcoin or ether, such as speculative or other pressures on the markets in which these assets are traded.

Forked Asset Risk. The Bitcoin Network and Ethereum Network operate using open-source protocols, meaning that any user can download the software, modify it and then propose that the users and validators adopt the modification. When a modification is introduced and a substantial majority of users and validators consent to the modification, the change is implemented and the network remains uninterrupted. However, if less than a substantial majority of users and validators consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “hard fork” of the Bitcoin Network or Ethereum Network, as applicable, with one group running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of the Bitcoin Network or the Ethereum Network running in parallel, yet lacking interchangeability. For example, in August 2017, bitcoin “forked” into Bitcoin and a new digital asset, Bitcoin Cash, as a result of a several-year dispute over how to increase the rate of transactions that the Bitcoin Network can process.

Forks may also occur as a network community’s response to a significant security breach. For example, in June 2016, an anonymous hacker exploited a smart contract running on the Ethereum network to syphon approximately $60 million of ether held by The DAO, a distributed autonomous organization, into a segregated account. In response to the hack, most participants in the Ethereum community elected to adopt a “fork” that effectively reversed the hack. However, a minority of users continued to develop the original blockchain, now referred to as “Ethereum Classic” with the digital asset on that blockchain now referred to as Ether Classic, or ETC. ETC now trades on several digital asset trading platforms. A fork may also occur as a result of an unintentional or unanticipated software flaw in the various versions of otherwise compatible software that users run. Such a fork could lead to users and validators abandoning the digital asset with the flawed software. It is possible, however, that a substantial number of users and validators could adopt an incompatible version of the digital asset while resisting community-led efforts to merge the two chains. This could result in a permanent fork, as in the case of ether and ether classic.

In addition, many developers have previously initiated hard forks in the Blockchain to launch new digital assets, such as Bitcoin Gold and Bitcoin Diamond. To the extent such digital assets compete with bitcoin or ether, such competition could impact demand for bitcoin or ether and could adversely impact the value of the Shares.

Furthermore, a hard fork can lead to new security concerns. For example, when the Ethereum and Ethereum Classic networks split in July 2016. Replay attacks, in which transactions from one network were rebroadcast to nefarious effect on the other network, plagued digital asset trading platforms through at least October 2016. A digital asset trading platforms announced in July 2016 that it had lost 40,000 Ether Classic, worth about $100,000 at that time, as a result of replay attacks. Another possible result of a hard fork is an inherent decrease in the level of security due to significant amounts of mining/validating power remaining on one network or migrating instead to the new forked network. After a hard fork, it may become easier for an individual validator or validator pool’s power to exceed levels necessary to execute an attack on the network

A future fork in the Bitcoin Network or Ethereum Network could adversely affect the value of the Shares.

Digital Asset Industry Risk. Beginning in the fourth quarter of 2021 and continuing throughout 2022 and through 2023, digital asset prices began falling precipitously. This has led to volatility and disruption in the digital asset markets and financial difficulties for several prominent industry participants, including digital asset trading platforms, hedge funds and lending platforms. For example, in the first half of 2022, digital asset lenders Celsius Network LLC and Voyager Digital Ltd. and digital asset hedge fund Three Arrows Capital each declared bankruptcy, and the stablecoin TerraUSD collapsed. These events caused a loss of confidence in participants in the digital asset ecosystem, negative publicity surrounding digital assets more broadly and market-wide declines in digital asset trading prices and liquidity.

Thereafter, in November 2022, FTX, the third largest digital asset trading platform by volume at the time, halted customer withdrawals amid rumors of the company’s liquidity issues and likely insolvency. Shortly thereafter, FTX’s CEO resigned and FTX and numerous affiliates of FTX filed for bankruptcy. The U.S. Department of Justice (“DOJ”) subsequently brought criminal charges, including charges of fraud, violations of federal securities laws, money laundering, and campaign finance offenses, against FTX’s former CEO and others. FTX is also under investigation by the SEC, the DOJ, and the Commodity Futures Trading Commission, as well as by various regulatory authorities in the Bahamas, Europe and other jurisdictions. In response to these events, the digital asset markets have experienced extreme price volatility and declines in liquidity, and regulatory and enforcement scrutiny has increased, including from the DOJ, the SEC, the CFTC, the White House and Congress. In addition, several other entities in the digital asset industry filed for bankruptcy following FTX’s bankruptcy filing, such as BlockFi Inc. and Genesis Global Capital, LLC. The SEC also brought charges against Genesis Global Capital, LLC and Gemini Trust Company, LLC on January 12, 2023 for their alleged unregistered offer and sale of securities to retail investors.

The collapse of TerraUSD and the bankruptcy filings of FTX , Celsius, Voyager and BlockFi have resulted in calls for heightened scrutiny and regulation of the digital asset industry, with a specific focus on digital asset trading platforms, platforms, and custodians. Federal and state legislatures and regulatory agencies are expected to introduce and enact new laws and regulations to regulate digital asset intermediaries, such as digital asset trading platforms and custodians. The U.S. regulatory regime - namely the Federal Reserve Board, U.S. Congress and certain U.S. agencies (e.g., the SEC, the CFTC, FinCEN, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Federal Bureau of Investigation) as well as the White House have issued reports and releases concerning digital assets, including bitcoin, ether and digital asset markets. However, the extent and content of any forthcoming laws and regulations are not yet ascertainable with certainty, and it may not be ascertainable in the near future. New laws, regulations and regulatory actions could significantly restrict or eliminate the market for, or uses of, digital assets including bitcoin and ether, which could have a negative effect on the value of bitcoin and ether, which in turn would have a negative effect on the value of the Shares.

These events are continuing to develop at a rapid pace and it is not possible to predict at this time all of the risks that they may pose to the Fund, the Fund’s third-party service providers, or to the digital asset industry as a whole. Continued disruption and instability in the digital asset markets as these events develop, including further declines in the trading prices and liquidity of bitcoin and ether, could have a material adverse effect on the value of the Shares and the Shares could lose all or substantially all of their value.

Digital Asset Competition Risk. Bitcoin was the first digital asset to gain global adoption and critical mass, and as a result, it has a “first to market” advantage over other digital assets, and remains the largest digital asset by market capitalization. As of December 31, 2022, ether was the second largest digital asset by market capitalization as tracked by CoinMarketCap.com. As of December 31, 2022, there were over 22,000 alternative digital assets tracked by CoinMarketCap.com, having a total market capitalization of approximately $661.7 billion, as calculated using market prices and total available supply of each digital asset, excluding tokens pegged to other assets. In addition, many consortiums and financial institutions are also researching and investing resources into private or permissioned smart contracts platforms rather than open platforms like the Ethereum Network. Competition from the emergence or growth of alternative digital assets and smart contracts platforms, such as Solana, Avalanche or Cardano, could have a negative impact on the demand for, and price of, bitcoin and ether and thereby adversely affect the value of the Shares. In particular, bitcoin has been criticized for its slowness of transaction processing and finality, variability of transaction fees, and price volatility. Furthermore, bitcoin has not yet developed robust Layer 2 solutions to facilitate the use of smart contracts or significantly improve scalability.

So-called “Layer 2” solutions are protocols built on top of an underlying smart contract platform blockchain, and intended to provide scalability to the underlying blockchain by increasing transaction efficiency. For example, Polygon is a smart contract platform protocol built on top of the Ethereum blockchain; it is intended to provide scalability to Ethereum by allowing users to transact on a variety of blockchains deployed on the Ethereum network. Under this model, Ethereum functions as the base layer, or “Layer 1” blockchain. The Polygon protocol offers developers sidechain, roll-ups and other Layer 2 solutions which can be tailored to an individual developer’s intended use case. Such solutions are intended to improve upon the transaction speed, cost and efficiency of transactions on their respective Layer 1. However, Layer 2 solutions have only been recently developed and may not function as intended. For example, smart contracts deployed on one Layer 2 solution may not be interoperable with smart contracts deployed on other Layer 2 solutions. In particular, the advent of Layer 2 solutions presents the possibility of fracturing liquidity of DeFi dApps on a smart contract platform’s mainchain by splitting such liquidity among multiple, non-interoperable Layer 2 solutions, which could limit their use case or reduce efficiency. Layer 2 solutions also rely, to various degrees, on the functionality of the underlying Layer 1 blockchain. To the extent that the Ethereum Network is viewed as an unreliable Layer 1 solution, or that other networks provide better speed, costs, efficiency and features than the Ethereum Network, use of the Ethereum Network as a Layer 1 solution may decline with a corresponding reduction in the demand for, and price of, ether. In addition, DeFi dApps have been the frequent of numerous hacking and manipulation attempts, with some such attempts resulting in irreversible losses to their users. There is also considerable regulatory uncertainty regarding DeFi dApps status and compliance with a variety of legal regimes, including federal securities law, anti-money laundering laws, and federal and state money service business laws. To the extent that DeFi dApps continue to experience hacking events or adverse regulatory events, the Ethereum Networks value as a Layer 1 solution may decline with a corresponding reduction in the demand for, and price of, ether.

Investment Strategy Risk. The Fund, through the Subsidiary, invests in Bitcoin and Ether Futures Contracts. The Fund does not invest directly in or hold bitcoin or ether. The price of Bitcoin and Ether Futures Contracts may differ, sometimes significantly, from the current cash price of bitcoin and ether, which is sometimes referred to as the “spot” price of bitcoin or ether. Consequently, the performance of the Fund is likely to perform differently from the spot price of bitcoin and ether.

Liquidity Risk. The market for Bitcoin and Ether Futures Contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Small Fund Risk. The Fund currently has fewer assets than larger funds, and like other smaller funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. If the Fund fails to attract a large amount of assets, shareholders of the Fund may incur higher expenses as the Fund’s fixed costs would be allocated over a smaller number of shareholders. Failure to grow and large outflows may be factors the Board considers in any determination to cease the Fund’s operations and dissolve.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund may cause the Fund to hold more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Bitcoin and Ether Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Bitcoin and Ether Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The Internal Revenue Service (the “IRS”) has issued numerous Private Letter Rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 protections.

Target Exposure and Rebalancing Risks. The Fund will normally seek to maintain aggregate notional exposure to bitcoin and ether equal to 100% of the net assets of the Fund. However, in order to comply with certain tax qualification tests at the end of each tax quarter, the Fund may reduce its exposure to Bitcoin and Ether Futures Contracts on or about such dates. If the value of Bitcoin and Ether Futures Contracts rises during such periods that the Fund has reduced its exposure, the performance of the Fund will be less than it would have been had the Fund maintained is exposure through such period.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The prices of bitcoin, ether and Bitcoin and Ether Futures Contracts have historically been highly volatile. The value of the Fund’s investments in Bitcoin and Ether Futures Contracts – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Asset Concentration Risk. Since the Fund may take concentrated positions in Bitcoin and Ether Futures Contracts, the Fund’s performance may be disproportionately and significantly impacted by the poor performance of those positions to which it has significant exposure. Concentration in Bitcoin and Ether Futures Contracts makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a futures commission merchant (“FCM”)). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable have its orders for Bitcoin and Ether Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of bitcoin and ether and may result in the proportion of Bitcoin and Ether Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to bitcoin and ether futures contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the Bitcoin and Ether Futures Contracts markets, a disruption to the Bitcoin and Ether Futures Contracts market, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the exchanges on which the Bitcoin and Ether Futures Contracts trade, or the CFTC, the Fund would not be able to achieve its investment objective and may experience significant losses.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of- service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Active Management Risk. The Fund is actively managed and its performance reflects investment decisions that the Sub-Adviser and Adviser make for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Fund shares bought or sold. The Adviser and Sub-Adviser cannot predict whether Shares will trade below, at or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser and Sub-Adviser believe that large discounts or premiums to the net asset value of Shares should not be sustained. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Leverage Risk. The Fund seeks to achieve and maintain the exposure to the price of bitcoin and ether by using leverage inherent in futures contracts. Therefore, the Fund is subject to leverage risk. When the Fund purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction, it creates leverage, which can result in the Fund losing more than it originally invested. As a result, these investments may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund. Leverage may also cause a Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Futures trading involves a degree of leverage and as a result, a relatively small price movement in futures instruments may result in immediate and substantial losses to the Fund. The Fund may at times be required to liquidate portfolio positions, including when it is not advantageous to do so, in order to comply with guidance from the Securities and Exchange Commission (the “SEC”) regarding asset segregation requirements to cover certain leveraged positions.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Trading Issues Risk. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

PERFORMANCE

On October 3, 2023, the Fund’s investment strategy changed. Prior to October 3, 2023, the Fund sought to achieve its investment objective by investing all or substantially all of its assets in exchange-traded futures contracts on bitcoin and Collateral Investments. Following October 3, 2023, the Fund seeks to achieve its investment objective by investing all or substantially all of its assets in Bitcoin and Ether Futures Contracts and Collateral Investments. Therefore, the Fund’s performance and historical returns shown below are not necessarily indicative of the performance that the Fund would have generated based upon its current strategy.

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compare to those of a broad-based market index. The Fund’s performance information is accessible on the Fund’s website at https://www.valkyrie-funds.com.

Average Annual Total Return as of December 31, 2022
Valkyrie Bitcoin and Ether Strategy ETF	1 Year	Since Inception (10/21/2021)
Return Before Taxes	-63.08%	-67.23%
Return After Taxes on Distributions	-63.08%	-67.23%
Return After Taxes on Distributions and Sale of Fund Shares	-37.34%	-49.80%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-18.11%	-11.84%

The Fund’s highest quarterly return was 3.63% (quarter ended September 30, 2022) and the Fund’s lowest quarterly return was -59.24% (quarter ended June 30, 2022).

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Management

Investment Adviser

Valkyrie Funds LLC

Investment Sub-Adviser

Vident Asset Management

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

●	Steven McClurg, Chief Investment Officer of Valkyrie

●	Rafael Zayas, CFA, Senior Vice President and Head of Portfolio Management and Trading of Vident

●	Ryan Dofflemeyer, Senior Portfolio Manager of Vident

●	Bill Cannon, Head of ETF Portfolio Management of Valkyrie

●	Austin Wen, Portfolio Manager of Vident

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Mr. McClurg, Mr. Zayas and Mr. Dofflemeyer have served in such capacity since the Fund’s inception in 2021.Mr. Cannon and Mr. Wen have served in such capacity since 2022.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).

Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.valkyrie-funds.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Valkyrie and ALPS Distributors, Inc. (the “Distributor”), the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Principal Investment Strategies

The Fund is a series of Valkyrie ETF Trust II and is regulated as an “investment company” under the 1940 Act. The Fund is actively managed and does not seek to track the performance of an index. The Fund’s investment objective is non-fundamental and may be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. Unless an investment policy is identified as being fundamental, all investment policies included in this prospectus and the Fund’s Statement of Additional Information (“SAI”) are non-fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.valkyrie-funds.com.

Additional Information Regarding the Fund’s Strategy

The Fund seeks capital appreciation. The Fund is an actively-managed ETF that pursues its investment strategy primarily by investing all or substantially all of its assets in Bitcoin and Ether Futures Contracts, as identified by the Fund’s investment sub-adviser, Vident. The Fund will also invest in Collateral Investments, which are designed to provide liquidity, serve as margin, or otherwise collateralize the Subsidiary’s investments in Bitcoin and Ether Futures Contracts. The Fund will not hold bitcoin directly.

Bitcoin, ether and Bitcoin and Ether Futures Contracts are a relatively new asset class and are subject to unique and substantial risks, including the risk that the value of the Fund’s investments could decline rapidly, including to zero. Bitcoin, ether and Bitcoin and Ether Futures Contracts have historically been more volatile than traditional asset classes. You should be prepared to lose your entire investment.

Bitcoin

Bitcoin is a digital asset that serves as the unit of account of an open-source, decentralized, peer-to-peer computer network. The adoption of bitcoin to pay for goods and services, stored for future use or converted to a fiat (i.e., currency issued by a governmental authority, such as the United States dollar) currency has been limited as of the date of this Prospectus.

The value of bitcoin is not backed by any government, corporation or other identified body. The value is determined, in part, by the supply and demand for bitcoin in the markets for exchange that have been organized to facilitate the trading of bitcoin. By design, the supply of bitcoin is limited to 21 million bitcoins. As of the date of this Prospectus, there are approximately 19 million bitcoins in circulation.

The Bitcoin Network

Bitcoin is maintained on the decentralized, open source, peer-to-peer computer network (the “Bitcoin Network”). No single entity owns or operates the Bitcoin Network. Bitcoin was first described in a white paper released in 2008 and published under the pseudonym “Satoshi Nakamoto”. The protocol underlying bitcoin was subsequently released in 2009 and open source software currently operates on a worldwide network of computers. The Bitcoin Network is accessed through software and governs bitcoin’s creation and movement. The source code for Bitcoin Network, often referred to as the Bitcoin Protocol, is open-source, and anyone can contribute to its development.

The infrastructure of the Bitcoin Network is collectively maintained by participants in the Bitcoin Network, including miners, developers and users. Miners validate transactions and are compensated for that service in bitcoin. Developers maintain and contribute updates to the Bitcoin Protocol. Users access the Bitcoin Network, an open-source software. Anyone can be a user, developer, or miner. The first step in using the Bitcoin Network for transactions is to download specialized software referred to as a “bitcoin wallet” which can be downloaded on a computer or smartphone and can both send and receive bitcoin. Within a bitcoin wallet, a user can generate one or more unique “bitcoin addresses” which a user can send or receive bitcoin from his or her address to another user’s address.

Bitcoin is “stored” on a digital transaction ledger commonly known as “blockchain,” which is a type of shared and continually reconciled database stored in a decentralized manner on the computers of certain users of the digital asset and is protected by cryptography. The bitcoin blockchain contains a record and history of each bitcoin transaction. The amount of bitcoin associated with each bitcoin address, as well as each bitcoin transaction to or from such address is transparently reflected in the blockchain and can be viewed by websites that operate as “blockchain explorers.”

Proof-of-Work Process

New bitcoin is created by “mining.” Miners use specialized computer software and hardware to solve highly complex mathematical problems presented by the Bitcoin Protocol. The first miner to successfully solve the problem is permitted to add a block of transactions to the bitcoin blockchain. The new block is then confirmed through acceptance by a majority of users who maintain versions of the blockchain on their individual computers. Miners who successfully add a block to the blockchain are automatically rewarded with a fixed amount of bitcoin plus any transaction fees paid by the transferors whose transactions are recorded in the block. This system simultaneously is the means by which new bitcoin enter circulation and is the mechanism by which versions of the blockchain held by users on a decentralized network are kept in consensus.

The Bitcoin Protocol

The Bitcoin Protocol is an open-source software. Any developer can review the underlying code and suggest changes thereto. There is no official group or company that is responsible for making modifications to bitcoin. A number of individual developers regularly contribute to specific distribution of bitcoin software known as the “Bitcoin Core.” The Bitcoin Core is a maintained open source repository on the website Github. There are many other compatible versions of bitcoin software, but Bitcoin Core is the de facto standard for the Bitcoin Protocol, and is also known as the “reference software.” The core developers for the Bitcoin Core operate under a volunteer basis and without strict hierarchical administration. The core developers are able to access, and can alter, the Bitcoin Network source code and, as a result, are responsible for the quasi-official releases of updates and other changes to the Bitcoin Network’s source code. Because bitcoin has no central authority, the release of updates to the Bitcoin Network’s source code by the core developers does not guarantee that the updates will be automatically adopted by the other participants. Users and miners must accept any changes by downloading the proposed modification, and such modification is effective only with respect to those bitcoin users and miners who choose to download it. The modification to the source code becomes a part of the Bitcoin Network only if it is accepted by participants that collectively have a majority of the processing power on the Bitcoin Network. If only a percentage of users and miners accept a modification, a division occurs such that one network will run the pre-modification source code and the other network will run the modified source code. This division is known as a “fork”.

Ether

The Ethereum Network was originally described in a 2013 white paper by Vitalik Buterin, a programmer involved with bitcoin, with the goal of creating a global platform for decentralized applications powered by smart contracts. The formal development of the Ethereum Network began through a Swiss firm called Ethereum Switzerland GmbH in conjunction with several other entities. Subsequently, the Ethereum Foundation, a Swiss non-profit organization, was set up to oversee the protocol’s development. The Ethereum Network went live on July 30, 2015. Unlike other digital assets, such as bitcoin, which are solely created through a progressive mining process, 72.0 million ether or “ETH” were created in connection with the launch of the Ethereum Network. Coinciding with the network launch, it was decided that EthSuisse would be dissolved, designating the Ethereum Foundation as the sole organization dedicated to protocol development. The Ethereum Network is decentralized in that it does not require governmental authorities or financial institution intermediaries to create, transmit or determine the value of ether. Rather, following the initial distribution of ether, ether is created, burned and allocated by the Ethereum Network protocol through a process that is currently subject to an issuance and burn rate. Among other things, ether is used to pay for transaction fees and computational services (i.e., smart contracts) on the Ethereum Network; users of the Ethereum Network pay for the computational power of the machines executing the requested operations with ether. Requiring payment in ether on the Ethereum Network incentivizes developers to write quality applications and increases the efficiency of the Ethereum Network because wasteful code costs more. It also ensures that the Ethereum Network remains economically viable by compensating people for their contributed computational resources.

Smart Contracts and Development on the Ethereum Network

Smart contracts are programs that run on a blockchain that can execute automatically when certain conditions are met. Smart contracts facilitate the exchange of anything representative of value, such as money, information, property, or voting rights. Using smart contracts, users can send or receive digital assets, create markets, store registries of debts or promises, represent ownership of property or a company, move funds in accordance with conditional instructions and create new digital assets.

Development on the Ethereum Network involves building more complex tools on top of smart contracts, such as decentralized apps (DApps); organizations that are autonomous, known as decentralized autonomous organizations (DAOs); and entirely new decentralized networks. For example, a company that distributes charitable donations on behalf of users could hold donated funds in smart contracts that are paid to charities only if the charity satisfies certain pre-defined conditions.

Moreover, the Ethereum Network has also been used as a platform for creating new digital assets and conducting their associated initial coin offerings. As of December 31, 2022, a majority of digital assets were built on the Ethereum Network, with such assets representing a significant amount of the total market value of all digital assets.

More recently, the Ethereum Network has been used for decentralized finance (DeFi) or open finance platforms, which seek to democratize access to financial services, such as borrowing, lending, custody, trading, derivatives and insurance, by removing third-party intermediaries. DeFi can allow users to lend and earn interest on their digital assets, exchange one digital asset for another and create derivative digital assets such as stablecoins, which are digital assets pegged to a reserve asset such as fiat (i.e., currency issued by a governmental authority, such as the United States dollar) currency. Over the course of 2022, between $20 billion and $98 billion worth of digital assets were locked up as collateral on DeFi platforms on the Ethereum Network.

In addition, the Ethereum Network and other smart contract platforms have been used for creating non-fungible tokens, or NFTs. Unlike digital assets native to smart contract platforms which are fungible and enable the payment of fees for smart contract execution. Instead, NFTs allow for digital ownership of assets that convey certain rights to other digital or real world assets. This new paradigm allows users to own rights to other assets through NFTs, which enable users to trade them with others on the Ethereum Network. For example, an NFT may convey rights to a digital asset that exists in an online game or a DApp, and users can trade their NFT in the DApp or game, and carry them to other digital experiences, creating an entirely new free-market internet-native economy that can be monetized in the physical world.

Proof-of-Stake Process

In the second half of 2020, the Ethereum Network began the first of several stages of an upgrade that was initially known as “Ethereum 2.0.” and eventually became known as the “Merge” to transition the Ethereum Network from a proof-of-work consensus mechanism to a proof-of-stake consensus mechanism. The Merge was completed on September 15, 2022 and the Ethereum Network has operated on a proof-of-stake model since such time.

Unlike proof-of-work, in which miners expend computational resources to compete to validate transactions and are rewarded coins in proportion to the amount of computational resources expended, in proof-of-stake, miners (sometimes called validators) risk or “stake” coins to compete to be randomly selected to validate transactions and are rewarded coins in proportion to the amount of coins staked. Any malicious activity, such as validating multiple blocks, disagreeing with the eventual consensus or otherwise violating protocol rules, results in the forfeiture or “slashing” of a portion of the staked coins. Proof-of-stake is viewed as more energy efficient and scalable than proof-of-work and is sometimes referred to as “virtual mining”. Every 12 seconds, approximately, a new block is added to the Ethereum Blockchain with the latest transactions processed by the network, and the validator that generated this block is awarded ether.

Limits on Ether Supply

The rate at which new ether are issued and put into circulation is expected to vary. In September 2022 the Ethereum Network converted from proof-of-work to a new proof-of-stake consensus mechanism. Following the Merge, approximately 1,700 ether are issued per day, though the issuance rate varies based on the number of validators on the network. In addition, the issuance of new ether could be partially or completely offset by the burn mechanism introduced by the EIP-1559 modification, under which ether are removed from supply at a rate that varies with network usage. On occasion, the ether supply has been deflationary over a 24 hour period as a result of the burn mechanism. The attributes of the new consensus algorithm are subject to change, but in sum, the new consensus algorithm and related modifications reduced total new ether issuances and could turn the ether supply deflationary over the long term.

As of December 31, 2022, approximately 120 million ether were outstanding.

Investment in the Subsidiary

The Fund expects to gain exposure to bitcoin and ether futures contracts by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands, the Valkyrie Bitcoin Strategy (Cayman) Ltd. Valkyrie serves as investment adviser and Vident serves as investment sub-adviser to the Subsidiary, subject to the oversight of the Subsidiary’s board of directors.

Secondary Investments

The Fund’s investment in futures contracts will be limited by the position limits established by the applicable derivatives exchange applicable to such contracts. Currently, the position limit for bitcoin futures contracts on the CME is 4,000 contracts for an applicable month, with each contract representing five bitcoin, while the position limit for ether futures contracts is 8,000 contracts for an applicable month, with each contract representing 50 ether. The Fund will be prohibited from purchasing Bitcoin and Ether Futures Contracts in excess of these limits. If the Fund is prohibited by applicable position limits from buying additional front month Bitcoin and Ether Futures Contracts, the Fund will invest, in the discretion of the Sub-Adviser, in longer dated Bitcoin and Ether Futures Contracts and/or additional Collateral Investments (collectively, “Secondary Investments”).

Shareholders and prospective investors in the Fund may visit www.valkyrie-funds.com or call 1-800-617-0004 with questions regarding bitcoin, ether, bitcoin and ether futures contracts and the Fund’s investment strategy.

Fund Investments

Principal Investments

Bitcoin and Ether Futures Contracts

Futures contracts are financial contracts the value of which depends on, or is derived from, the underlying reference asset. For Bitcoin and Ether Futures Contracts, the underlying reference asset is bitcoin and ether, respectively. A futures contract is a standardized contract traded on an exchange. The contract will stipulate an exchange to buy or sell a specified type and quantity of a particular underlying asset at a designated price. Futures contracts may be physically-settled or cash-settled. The only futures contracts in which the Fund invests are cash-settled Bitcoin and Ether Futures Contracts traded on commodity exchanges registered with the CFTC. “Cash-settled” means that when the when the relevant futures contract expires, if the value of the underlying asset exceeds the futures contract price, the seller pays to the purchaser cash in the amount of that excess, and if the futures contract price exceeds the value of the underlying asset, the purchaser pays to the seller cash in the amount of that excess. In a cash-settled Bitcoin and Ether Futures Contracts, the amount of cash to be paid is equal to the difference between the value of the bitcoin or ether underlying the futures contract at the close of the last trading day of the contract and the futures contract price specified in the agreement. The CME has specified that the value of bitcoin underlying bitcoin futures contracts traded on the applicable exchange will be determined by reference to a volume-weighted average of bitcoin trading prices on multiple digital asset trading venues.

Futures contracts exhibit “futures basis”, meaning the difference between the current market value of the underlying bitcoin or ether (the “spot” price) and the price of the cash-settled futures contract. A negative futures basis exists when cash-settled Bitcoin and Ether Futures Contracts generally trade at a premium to the current market value of bitcoin or ether. Under this scenario, the Fund’s investments in Bitcoin and Ether Futures Contracts will generally underperform a direct investment in bitcoin or ether.

In order to satisfy certain tax qualification tests, the Fund expects to gain exposure to bitcoin and ether futures contracts by investing in bitcoin and ether futures contracts through the Subsidiary.

The Fund will “roll” its Bitcoin and Ether Futures Contracts. Futures contracts expire on a designated date (the “expiration date”). The Bitcoin and Ether Futures Contracts in which the Fund invests are cash settled on their expiration date unless they are “rolled” prior to expiration. The Fund generally intends to “roll” its Bitcoin and Ether Futures Contracts prior to expiration. The Fund seeks to invest in “front month” Bitcoin and Ether Futures Contracts. “Front month” contracts are the monthly contracts with the nearest expiration date. Typically, the Fund will roll to the next “nearby” Bitcoin and Ether Futures Contracts. The “nearby” contracts are those contracts with the next closest expiration date. There is no guarantee that such a strategy will produce the desired results.

To the extent the Fund enters into derivatives transactions, it will do so pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

Because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year.

Collateral Investments

In addition to the investment on bitcoin and ether futures, the Fund (and the Subsidiary, as applicable) will invest its remaining assets directly in cash, cash-like instruments or high-quality securities (collectively the “Collateral Investments”). The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Sub-Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organizations (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.) The Collateral Investments are designed to provide liquidity (i.e., provide an asset that can easily be exchanged for cash), and satisfy the “margin” requirements applicable to the Fund’s futures portfolio, which require that the Fund post collateral to secure its obligations under those contracts. Collateral Investments may also be invested in as Secondary Investments, as described above.

In order to help maintain the desired level of exposure to Bitcoin and Ether Futures Contracts, the Fund may enter into reverse repurchase agreements, a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

Non-Principal Investments

Cash Equivalents and Short-Term Investments

The Fund may invest in securities with maturities of less than two years or cash equivalents, or it may hold cash, in order to collateralize its (or the Subsidiary’s) investments or for temporary defensive purposes. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The Fund may adopt a defensive strategy when the portfolio managers believe instruments in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances.

U.S. Government Securities

The Fund may invest in short-term U.S. Government securities. U.S. Government securities include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government, or by various instrumentalities that have been established or sponsored by the U.S. Government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government.

Additional Risks of Investing in the Fund

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above as well as additional Non-Principal Risks set forth below in this prospectus.

Principal Risks

Market Risk. The prices of bitcoin, ether and Bitcoin and Ether Futures Contracts have historically been highly volatile. The value of the Fund’s investments in Bitcoin and Ether Futures Contracts and other instruments that provide exposure to bitcoin, ether and Bitcoin and Ether Futures Contracts – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. The value of ether and bitcoin has been, and may continue to be, substantially dependent on speculation, such that trading and investing in these crypto assets generally may not be based on fundamental analysis. In addition, the price of bitcoin and ether has been highly correlated, even during periods of volatility, with ether tending to exhibit more pronounced rises and falls. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective.

Bitcoin Risk. Bitcoin is a relatively new innovation and the market for bitcoin is subject to rapid price swings, changes and uncertainty. Trading prices of bitcoin and other digital assets have experienced significant volatility in recent periods and may continue to do so. For instance, there were steep increases in the value of certain digital assets, including bitcoin, over the course of 2021, and multiple market observers asserted that digital assets were experiencing a “bubble.” These increases were followed by steep drawdowns throughout 2022 in digital asset trading prices, including for bitcoin. These episodes of rapid price appreciation followed by steep drawdowns have occurred multiple times throughout bitcoin’s history, including in 2011, 2013-2014, and 2017-2018, before repeating again in 2021-2022. Over the course of 2023, bitcoin prices have continued to exhibit extreme volatility. Such volatility may persist.

The further development of the Bitcoin Network and the acceptance and use of bitcoin are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Bitcoin Network or the acceptance of bitcoin may adversely affect the price of bitcoin. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact digital asset trading venues. Additionally, if one or a coordinated group of miners were to gain control of 51% of the Bitcoin Network, they would have the ability to manipulate transactions, halt payments and fraudulently obtain bitcoin. A significant portion of bitcoin is held by a small number of holders sometimes referred to as “whales.” Transactions of these holders may influence the price of bitcoin.

Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, digital asset trading venues are largely unregulated and highly fragmented. Due to the fragmentation, regulatory non-compliance and lack of oversight of these trading venues there is a heightened potential for fraud and manipulation. Digital asset trading platforms on which bitcoin is traded, and which may serve as a pricing source for the calculation of the reference rate that is used for the purposes of valuing the Fund’s investments, are or may become subject to enforcement actions by regulatory authorities, and such enforcement actions may have a material adverse impact on the Fund, its investments, and its ability to implement its investment strategy.

As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote bitcoin in a way that artificially increases the price of bitcoin). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. Investors in bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. New or changing laws and regulations affecting the use of blockchain technology and/or investments in crypto assets or crypto asset-related investments. In addition, digital asset trading venues, bitcoin miners, and other participants may have significant exposure to other cryptocurrencies. Instability in the price, availability or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the Bitcoin Network. The realization of any of these risks could result in a decline in the acceptance of bitcoin and consequently a reduction in the value of bitcoin, bitcoin futures, and the Fund. Finally, the creation of a “fork” (as described above) or a substantial giveaway of bitcoin (sometimes referred to as an “air drop”) may result in significant and unexpected declines in the value of bitcoin, bitcoin futures, and the Fund.

Ether Risk. Ether is a relatively new innovation and the market for ether is subject to rapid price swings, changes and uncertainty. The further development of the Ethereum Network and the acceptance and use of ether are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Ethereum Network or the acceptance of ether may adversely affect the price of ether. Ether is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact digital asset trading venues. Additionally, if one or a coordinated group of validators were to gain control of two-thirds of staked ether, they would have the ability to manipulate transactions and fraudulently obtain ether. If such a validator or group of validators were to gain control of one-third of staked ether, they could halt payments. A significant portion of ether is held by a small number of holders sometimes referred to as “whales”. Transactions of these holders may influence the price of ether.

Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, ether and digital asset trading venues are largely unregulated. Due to the fragmentation, regulatory non-compliance and lack of oversight of these trading venues there is a heightened potential for fraud and manipulation. Digital asset trading platforms on which ether is traded, and which may serve as a pricing source for the calculation of the reference rate that is used for the purposes of valuing the Fund’s investments, are or may become subject to enforcement actions by regulatory authorities, and such enforcement actions may have a material adverse impact on the Fund, its investments, and its ability to implement its investment strategy.

As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote ether in a way that artificially increases the price of ether). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. New or changing laws and regulations affecting the use of blockchain technology and/or investments in crypto assets or crypto asset-related investments. Legal or regulatory changes may negatively impact the operation of the Ethereum Network or restrict the use of ether. The realization of any of these risks could result in a decline in the acceptance of ether and consequently a reduction in the value of ether, ether futures, and the Fund. Finally, the creation of a “fork” or a substantial giveaway of ether (sometimes referred to as an “air drop”) may result in significant and unexpected declines in the value of ether, ether futures, and the Fund. A fork may be intentional, such as the “Merge.” The “Merge” refers to protocol changes altering the method by which transactions are validated.

Depending on its characteristics, a digital asset may be considered a “security”, or offered and sold as a “security”, under the federal securities laws. The test for determining whether a particular digital asset is a “security”, or offered and sold as a “security”, is complex and difficult to apply, and the outcome is difficult to predict. The SEC has taken no official position on whether ether is a security under the federal securities laws. On the other hand, the SEC has brought enforcement actions against the issuers and promoters of several other digital assets on the basis that the digital assets in question are securities. Any enforcement action by the SEC or a state securities regulator asserting that ether is a security, or a court decision, to that effect would be expected to have an immediate material adverse impact on the trading value of ether, as well as the Shares. This is because the business models behind most digital assets are incompatible with regulations applying to transactions in securities. If a digital asset is determined or asserted to be a security, it is likely to become difficult or impossible for the digital asset to be traded, cleared or custodied in the United States through the same channels used by non-security digital assets, which in addition to materially and adversely affecting the trading value of the digital asset is likely to significantly impact its liquidity and market participants’ ability to convert the digital asset into U.S. dollars.

All networked systems are vulnerable to various kinds of attacks. As with any computer network, the Ethereum Network contains certain flaws. For example, the Ethereum Network is currently vulnerable to several types of attacks, including:

●	“>33% attack” where, if a validator or group of validators were to gain control of more than 33% of the staked ether, a malicious actor could cause a temporary fork in the blockchain.

●	“>50% attack” where, if a validator or group of validators acting in concert were to gain control of more than 50% of the staked ether, a malicious actor would be able to gain full control of the network and the ability to manipulate the blockchain, potentially for an extended period of time or even permanently.

●	“>66% attack” where, if a validator or group of validators acting in concert were to gain control of more than 66% of the staked ether, a malicious actor could permanently and irreversibly manipulate the blockchain.

The success of these types of attacks depends on the malicious actors ability to gather an enormous amount of ether and other resources, which serves as the primary practical defense of the network. A successful attack could lead to temporary or permanent disruption of the network, which would have a negative effect on the price of ether and the value of the Shares.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. The costs associated with rolling Bitcoin and Ether Futures Contracts typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Bitcoin and Ether Futures Contracts Risk. In addition to the risks of futures contracts generally, the markets for Bitcoin and Ether Futures Contracts have additional unique risks. The markets for Bitcoin and Ether Futures Contracts may be less developed, less liquid and more volatile than more established futures markets. While the Bitcoin and Ether Futures Contracts markets has grown substantially since they commenced trading, there can be no assurance that this growth will continue. Bitcoin and Ether Futures Contracts are subject to collateral requirements and daily limits may impact the Fund’s ability to achieve the desired exposure. If the Fund is unable to meet its investment objective, the Fund’s returns may be lower than expected. Additionally, these collateral requirements may require the Fund to liquidate its position when it otherwise would not do so.

Cost of Futures Investment Risk. When a Bitcoin or Ether Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Bitcoin and Ether Futures Contract with a later expiration date. This is commonly referred to as “rolling”. The costs associated with rolling Bitcoin and Ether Futures Contracts typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund.

Futures/Spot Correlation Risk. The markets for bitcoin and ether, on the one hand, and Bitcoin and Ether Futures Contracts, on the other, are related but separate markets. These markets may exhibit imperfectly correlation, or even no correlation, between price movements of either a Bitcoin or Ether Futures Contract and price movements of the bitcoin or ether, respectively. This might occur due to factors unrelated to the value of bitcoin or ether, such as speculative or other pressures on the markets in which these assets are traded.

Forked Asset Risk. The Bitcoin Network and Ethereum Network operate using open-source protocols, meaning that any user can download the software, modify it and then propose that the users and validators adopt the modification. When a modification is introduced and a substantial majority of users and validators consent to the modification, the change is implemented and the network remains uninterrupted. However, if less than a substantial majority of users and validators consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “hard fork” of the Bitcoin Network or Ethereum Network, as applicable, with one group running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of the Bitcoin Network or the Ethereum Network running in parallel, yet lacking interchangeability. For example, in August 2017, bitcoin “forked” into Bitcoin and a new digital asset, Bitcoin Cash, as a result of a several-year dispute over how to increase the rate of transactions that the Bitcoin Network can process.

Forks may also occur as a network community’s response to a significant security breach. For example, in June 2016, an anonymous hacker exploited a smart contract running on the Ethereum Network to syphon approximately $60 million of ether held by The DAO, a distributed autonomous organization, into a segregated account. In response to the hack, most participants in the Ethereum community elected to adopt a “fork” that effectively reversed the hack. However, a minority of users continued to develop the original blockchain, now referred to as “Ethereum Classic” with the digital asset on that blockchain now referred to as Ether Classic, or ETC. ETC now trades on several digital asset trading platforms. A fork may also occur as a result of an unintentional or unanticipated software flaw in the various versions of otherwise compatible software that users run. Such a fork could lead to users and validators abandoning the digital asset with the flawed software. It is possible, however, that a substantial number of users and validators could adopt an incompatible version of the digital asset while resisting community-led efforts to merge the two chains. This could result in a permanent fork, as in the case of ether and ether classic.

In addition, many developers have previously initiated hard forks in the Blockchain to launch new digital assets, such as Bitcoin Gold and Bitcoin Diamond. To the extent such digital assets compete with bitcoin or ether, such competition could impact demand for bitcoin or ether and could adversely impact the value of the Shares.

Furthermore, a hard fork can lead to new security concerns. For example, when the Ethereum and Ethereum Classic networks split in July 2016. Replay attacks, in which transactions from one network were rebroadcast to nefarious effect on the other network, plagued digital asset trading platforms through at least October 2016. A digital asset trading platforms announced in July 2016 that it had lost 40,000 Ether Classic, worth about $100,000 at that time, as a result of replay attacks. Another possible result of a hard fork is an inherent decrease in the level of security due to significant amounts of mining/validating power remaining on one network or migrating instead to the new forked network. After a hard fork, it may become easier for an individual validator or validator pool’s power to exceed levels necessary to execute an attack on the network

A future fork in the Bitcoin Network or Ethereum Network could adversely affect the value of the Shares.

Digital Asset Industry Risk. Beginning in the fourth quarter of 2021 and continuing throughout 2022 and through 2023, digital asset prices began falling precipitously. This has led to volatility and disruption in the digital asset markets and financial difficulties for several prominent industry participants, including digital asset trading platforms, hedge funds and lending platforms. For example, in the first half of 2022, digital asset lenders Celsius Network LLC and Voyager Digital Ltd. and digital asset hedge fund Three Arrows Capital each declared bankruptcy, and the stablecoin TerraUSD collapsed. These events caused a loss of confidence in participants in the digital asset ecosystem, negative publicity surrounding digital assets more broadly and market-wide declines in digital asset trading prices and liquidity.

Thereafter, in November 2022, FTX, the third largest digital asset trading platform by volume at the time, halted customer withdrawals amid rumors of the company’s liquidity issues and likely insolvency. Shortly thereafter, FTX’s CEO resigned and FTX and numerous affiliates of FTX filed for bankruptcy. The U.S. Department of Justice (“DOJ”) subsequently brought criminal charges, including charges of fraud, violations of federal securities laws, money laundering, and campaign finance offenses, against FTX’s former CEO and others. FTX is also under investigation by the SEC, the DOJ, and the Commodity Futures Trading Commission, as well as by various regulatory authorities in the Bahamas, Europe and other jurisdictions. In response to these events, the digital asset markets have experienced extreme price volatility and declines in liquidity, and regulatory and enforcement scrutiny has increased, including from the DOJ, the SEC, the CFTC, the White House and Congress. In addition, several other entities in the digital asset industry filed for bankruptcy following FTX’s bankruptcy filing, such as BlockFi Inc. and Genesis Global Capital, LLC. The SEC also brought charges against Genesis Global Capital, LLC and Gemini Trust Company, LLC on January 12, 2023 for their alleged unregistered offer and sale of securities to retail investors.

The collapse of TerraUSD and the bankruptcy filings of FTX , Celsius, Voyager and BlockFi have resulted in calls for heightened scrutiny and regulation of the digital asset industry, with a specific focus on digital asset trading platforms, platforms, and custodians. Federal and state legislatures and regulatory agencies are expected to introduce and enact new laws and regulations to regulate digital asset intermediaries, such as digital asset trading platforms and custodians. The U.S. regulatory regime - namely the Federal Reserve Board, U.S. Congress and certain U.S. agencies (e.g., the SEC, the CFTC, FinCEN, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Federal Bureau of Investigation) as well as the White House have issued reports and releases concerning digital assets, including bitcoin, ether and digital asset markets. However, the extent and content of any forthcoming laws and regulations are not yet ascertainable with certainty, and it may not be ascertainable in the near future. New laws, regulations and regulatory actions could significantly restrict or eliminate the market for, or uses of, digital assets including bitcoin and ether, which could have a negative effect on the value of bitcoin and ether, which in turn would have a negative effect on the value of the Shares.

These events are continuing to develop at a rapid pace and it is not possible to predict at this time all of the risks that they may pose to the Fund, the Fund’s third-party service providers, or to the digital asset industry as a whole. Continued disruption and instability in the digital asset markets as these events develop, including further declines in the trading prices and liquidity of bitcoin and ether, could have a material adverse effect on the value of the Shares and the Shares could lose all or substantially all of their value.

Digital Asset Competition Risk. Bitcoin was the first digital asset to gain global adoption and critical mass, and as a result, it has a “first to market” advantage over other digital assets, and remains the largest digital asset by market capitalization. As of December 31, 2022, ether was the second largest digital asset by market capitalization as tracked by CoinMarketCap.com. As of December 31, 2022, there were over 22,000 alternative digital assets tracked by CoinMarketCap.com, having a total market capitalization of approximately $661.7 billion, as calculated using market prices and total available supply of each digital asset, excluding tokens pegged to other assets. In addition, many consortiums and financial institutions are also researching and investing resources into private or permissioned smart contracts platforms rather than open platforms like the Ethereum Network. Competition from the emergence or growth of alternative digital assets and smart contracts platforms, such as Solana, Avalanche or Cardano, could have a negative impact on the demand for, and price of, bitcoin and ether and thereby adversely affect the value of the Shares. In particular, bitcoin has been criticized for its slowness of transaction processing and finality, variability of transaction fees, and price volatility. Furthermore, bitcoin has not yet developed robust Layer 2 solutions to facilitate the use of smart contracts or significantly improve scalability.

So-called “Layer 2” solutions are protocols built on top of an underlying smart contract platform blockchain, and intended to provide scalability to the underlying blockchain by increasing transaction efficiency. For example, Polygon is a smart contract platform protocol built on top of the Ethereum blockchain; it is intended to provide scalability to Ethereum by allowing users to transact on a variety of blockchains deployed on the Ethereum network. Under this model, Ethereum functions as the base layer, or “Layer 1” blockchain. The Polygon protocol offers developers sidechain, roll-ups and other Layer 2 solutions which can be tailored to an individual developer’s intended use case. Such solutions are intended to improve upon the transaction speed, cost and efficiency of transactions on their respective Layer 1. However, Layer 2 solutions have only been recently developed and may not function as intended. For example, smart contracts deployed on one Layer 2 solution may not be interoperable with smart contracts deployed on other Layer 2 solutions. In particular, the advent of Layer 2 solutions presents the possibility of fracturing liquidity of DeFi dApps on a smart contract platform’s mainchain by splitting such liquidity among multiple, non-interoperable Layer 2 solutions, which could limit their use case or reduce efficiency. Layer 2 solutions also rely, to various degrees, on the functionality of the underlying Layer 1 blockchain. To the extent that the Ethereum Network is viewed as an unreliable Layer 1 solution, or that other networks provide better speed, costs, efficiency and features than the Ethereum Network, use of the Ethereum Network as a Layer 1 solution may decline with a corresponding reduction in the demand for, and price of, ether. In addition, DeFi dApps have been the frequent of numerous hacking and manipulation attempts, with some such attempts resulting in irreversible losses to their users. There is also considerable regulatory uncertainty regarding DeFi dApps status and compliance with a variety of legal regimes, including federal securities law, anti-money laundering laws, and federal and state money service business laws. To the extent that DeFi dApps continue to experience hacking events or adverse regulatory events, the Ethereum Networks value as a Layer 1 solution may decline with a corresponding reduction in the demand for, and price of, ether.

Investment Strategy Risk. The Fund, through the Subsidiary, invests in Bitcoin and Ether Futures Contracts. The Fund does not invest directly in or hold bitcoin or ether. The price of Bitcoin and Ether Futures Contracts may differ, sometimes significantly, from the current cash price of bitcoin and ether, which is sometimes referred to as the “spot” price of bitcoin or ether. Consequently, the performance of the Fund is likely to perform differently from the spot price of bitcoin and ether.

Liquidity Risk. The market for Bitcoin and Ether Futures Contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Small Fund Risk. The Fund currently has fewer assets than larger funds, and like other smaller funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. If the Fund fails to attract a large amount of assets, shareholders of the Fund may incur higher expenses as the Fund’s fixed costs would be allocated over a smaller number of shareholders. Failure to grow and large outflows may be factors the Board considers in any determination to cease the Fund’s operations and dissolve.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Inflation Risk. Inflation may reduce the intrinsic value of increases in the value of the Fund. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund may cause the Fund to hold more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Bitcoin and Ether Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Bitcoin and Ether Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The Internal Revenue Service (the “IRS”) has issued numerous Private Letter Rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 protections.

Target Exposure and Rebalancing Risks. The Fund will normally seek to maintain aggregate notional exposure to bitcoin and ether equal to 100% of the net assets of the Fund. However, in order to comply with certain tax qualification tests at the end of each tax quarter, the Fund may reduce its exposure to Bitcoin and Ether Futures Contracts on or about such dates. If the value of Bitcoin and Ether Futures Contracts rises during such periods that the Fund has reduced its exposure, the performance of the Fund will be less than it would have been had the Fund maintained is exposure through such period.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Volatility Risk. Volatility is the characteristic of a security or other asset, an index or a market to fluctuate significantly in price within a short time period. The prices of bitcoin, ether and Bitcoin and Ether Futures Contracts have historically been highly volatile. The value of the Fund’s investments in Bitcoin and Ether Futures Contracts – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

Asset Concentration Risk. Since the Fund may take concentrated positions in Bitcoin and Ether Futures Contracts, the Fund’s performance may be disproportionately and significantly impacted by the poor performance of those positions to which it has significant exposure. Concentration in Bitcoin and Ether Futures Contracts makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than in- kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a futures commission merchant (“FCM”)). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable have its orders for Bitcoin and Ether Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of bitcoin and ether and may result in the proportion of Bitcoin and Ether Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to Bitcoin and Ether Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the Bitcoin and Ether Futures Contracts markets, a disruption to the Bitcoin and Ether Futures Contracts market, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the exchanges on which the Bitcoin and Ether Futures Contracts trade, or the CFTC, the Fund would not be able to achieve its investment objective and may experience significant losses.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of- service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Active Management Risk. The Fund is actively managed and its performance reflects investment decisions that the Sub-Adviser and Adviser make for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Fund shares bought or sold. The Adviser and Sub-Adviser cannot predict whether Shares will trade below, at or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser and Sub-Adviser believe that large discounts or premiums to the net asset value of Shares should not be sustained. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Leverage Risk. The Fund seeks to achieve and maintain the exposure to the price of bitcoin and ether by using leverage inherent in futures contracts. Therefore, the Fund is subject to leverage risk. When the Fund purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction, it creates leverage, which can result in the Fund losing more than it originally invested. As a result, these investments may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund. Leverage may also cause a Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Futures trading involves a degree of leverage and as a result, a relatively small price movement in futures instruments may result in immediate and substantial losses to the Fund. The Fund may at times be required to liquidate portfolio positions, including when it is not advantageous to do so, in order to comply with guidance from the Securities and Exchange Commission (the “SEC”) regarding asset segregation requirements to cover certain leveraged positions.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Trading Issues Risk. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Non-Principal Risks.

Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Fund invests. In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if the Adviser determines to sell such a holding.

Management of the Fund

The Fund is a series of Valkyrie ETF Trust II, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

Valkyrie Funds LLC, 320 Seven Springs Way, Suite 250, Nashville, Tennessee 37027, serves as the Fund’s investment adviser pursuant to an investment management agreement (the “Investment Advisory Agreement”). In its capacity as Adviser, Valkyrie manages the Fund’s investments subject to the supervision of the Board. The Adviser also arranges for sub-advisory, transfer agency, custody, fund administration, distribution and all other services necessary for the Fund to operate. Further, the Adviser continuously reviews, supervises, and administers the Fund’s investment program. In particular, the Adviser provides investment and operational oversight of the Sub-Adviser.

Investment Sub-Adviser

Vident Asset Management, 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009, serves as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement (“Investment Sub-Advisory Agreement”). In this capacity, Vident is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing, subject to the supervision of the Adviser and the Board. For its services, the Sub-Adviser is entitled to a fee paid by the Adviser. The Fund does not directly compensate the Sub-Adviser. The Sub-Adviser offers both high net worth individuals and institutional clients portfolio management services in a variety of alternative investment offerings, and is a registered investment adviser.

Pursuant to a purchase agreement signed on March 24, 2023, Vident Capital Holdings, LLC, a subsidiary of MM VAM, LLC, acquired a majority interest in Vident Asset Management on July 14, 2023 (the “Closing Date”). MM VAM, LLC is an entity controlled by Casey Crawford. As of the Closing Date, Mr. Crawford effectively controls Vident Asset Management. At the Closing Date, Vident Asset Management absorbed all of the assets and liabilities, including all personnel, of Vident Investment Advisory, LLC (the “Prior Sub-Adviser”). As a result of change in control and the automatic termination provisions of the previous investment sub-advisory agreement between Valkyrie and the Prior Sub-Adviser, the sub-advisory agreement between Valkyrie and the Prior Sub-Adviser automatically terminated. Effective July 14, 2023, Vident Asset Management was appointed to serve as the investment sub-adviser to the Fund, pursuant to an interim sub-advisory agreement between Valkyrie and Vident Asset Management, on behalf of the Fund (the “Interim Sub-Advisory Agreement”). The Interim Sub-Advisory Agreement will remain in effect for 150 days from its effectiveness, or until Fund shareholders approve a new, permanent investment sub-advisory agreement (the “New Sub-Advisory Agreement”), whichever is earlier. On June 15, 2023, the Board approved the New Sub-Advisory Agreement between Valkyrie and Vident, on behalf of the Fund, and recommended that the New Sub-Advisory Agreement be submitted to Fund shareholders for approval. The New Sub-Advisory Agreement will take effect upon its approval by shareholders.

Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Sub-Adviser under the Interim Sub-Advisory Agreement will be held by the Fund’s custodian in an interest-bearing escrow account. If shareholders of the Fund approve the New Sub-Advisory Agreement by the end of the 150-day period with respect to the Fund, the amount held in the escrow account under the Interim Sub-Advisory Agreement (including interest earned) will be paid to the Sub-Adviser. If shareholders of the Fund do not ultimately approve the New Sub-Advisory Agreement by the end of the 150-day period, the Board will take such actions as it deems to be in the best interests of the Fund and its shareholders, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement (plus interest earned on such amount) or the total amount held in the escrow account with respect to the Fund under the Interim Sub-Advisory Agreement, plus interest earned on such amount.

Portfolio Managers

Steven McClurg, Chief Investment Officer of Valkyrie. Steven McClurg has considerable finance and fintech experience. Most recently, Mr. McClurg founded Theseus Capital, a blockchain-powered asset management platform, followed by joining blockchain-focused merchant bank, Galaxy Digital, where he continued as Managing Director, building their asset management and public funds businesses. Most relevant, Mr. McClurg was a Managing Director at Guggenheim Partners, where he was a portfolio manager and responsible for portfolio construction and strategy for fixed income and private equity. He also has experience in leadership roles in technology companies such as Electronic Arts. Mr. McClurg holds an MS and an MBA from Pepperdine University, where he has served as an adjunct professor.

Rafael Zayas, CFA, Senior Vice President and Head of Portfolio Management and Trading of Vident. Mr. Zayas has over 15 years of trading and portfolio management experience in global equity products and ETFs. He is SVP, Head of Portfolio Management and Trading, specializing in managing and trading of developed, emerging, and frontier market portfolios. Prior to joining Vident, he was a Portfolio Manager at Russell Investments where he oversaw over $5 billion in quantitative strategies across global markets, including emerging, developed and frontier markets and listed alternatives. Before that, he was an equity Portfolio Manager at BNY Mellon Asset Management, where he was responsible for $150 million in internationally listed global equity ETFs and assisted in managing $3 billion of global ETF assets. Mr. Zayas holds a BS in Electrical Engineering from Cornell University. He also holds the Chartered Financial Analyst designation.

Ryan Dofflemeyer, Senior Portfolio Manager of Vident. Mr. Dofflemeyer has over 16 years of trading and portfolio management experience across various asset classes including both ETFs and mutual funds. He is Senior Portfolio Manager for Vident, specializing in managing and trading of global equity and multi-asset portfolios. Prior to joining Vident, he was a Senior Portfolio Manager at ProShares for over $3 billion in ETF assets across global equities, commodities and volatility strategies. Before that, he was a Research Analyst at the Investment Company Institute in Washington DC. Mr. Dofflemeyer holds a BA from the University of Virginia and an MBA from the University of Maryland.

Bill Cannon, Head of ETF Portfolio Management at Valkyrie, Prior to joining Valkyrie, Bill was a Managing Director at Guggenheim Partners Investment Management, where he was member of the insurance portfolio management division responsible for $80 billion of assets under management. Before that, Mr. Cannon worked at the Chicago Mercantile Exchange and the Chicago Board Options Exchange as a derivatives broker for equity index and interest rate futures and options. Mr. Cannon earned a BA in Chemistry from the University of Vermont and an MBA from the Quinlan School of Business at Loyola University Chicago.

Austin Wen, Portfolio Manager of Vident, Mr. Wen has eight years of investment management experience. He is a Portfolio Manager at Vident Investment Advisory, specializing in portfolio management and trading of equity portfolios and commodities-based portfolios, as well as risk monitoring and investment analysis. Previously, he was an analyst for Vident Financial, working on the development and review of investment solutions. He began his career as a State Examiner for the Georgia Department of Banking and Finance. Mr. Wen obtained a BA in Finance from the University of Georgia and holds the Chartered Financial Analyst designation.

For additional information concerning Valkyrie, including a description of the services provided to the Fund, please see the Fund’s statement of additional information. Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares may also be found in the statement of additional information.

Management of the Subsidiary

The Subsidiary is a wholly-owned subsidiary of the Fund. The Subsidiary is organized under the laws of the Cayman Islands and overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and it is currently expected that shares of the Subsidiary will not be sold or offered to other investors. The Fund and the Subsidiary in the aggregate are managed to comply with the compliance policies and procedures of the Fund. As a result, in managing the Fund’s and the Subsidiary’s portfolios, the Sub-Adviser will comply with the investment policies and restrictions that apply to the management of the Fund and the Subsidiary (on a consolidated basis), and, in particular, to the requirements relating to leverage, liquidity, brokerage, capital structure and the timing and method of the valuation of the Fund’s and the Subsidiary’s portfolio investments. The Trust’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures and makes periodic reports to the Trust’s Board of Trustees regarding the Subsidiary’s compliance with its policies and procedures. Valkyrie serves as the investment adviser of the Subsidiary and oversees Vident’s, who acts as sub-adviser for the Subsidiary, management of the investments of the Subsidiary’s assets on a discretionary basis. The Subsidiary does not pay Vident or Valkyrie a management fee for its services. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency and audit services. U.S. Bank, N.A. serves as the custodian to the Subsidiary. The Subsidiary will comply with the provisions relating to affiliated transactions and custody set forth in Section 17 of the 1940 Act.

Management Fee

Pursuant to the Investment Advisory Agreement between Valkyrie and the Trust, on behalf of the Fund, Valkyrie oversees Vident’s management of the Fund’s assets and pays Vident for its services as Sub-Adviser. Valkyrie is paid an annual management fee of 0.95% of the Fund’s average daily net assets and is responsible for the Fund’s and the Subsidiary’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.

Pursuant to the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, Vident receives an annual fee based on the average daily net assets of the Fund. The Adviser is responsible for paying the entire amount of the Sub-Adviser’s fee for the Fund. The Fund does not directly pay the Sub-Adviser.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement and Investment Sub-Advisory Agreement on behalf of the Fund is available in the Fund’s Semi-Annual Report to shareholders for the period ended March 31, 2023.

How to Buy and Sell Shares

The Fund will issue or redeem its Shares at net asset value per Share only in Creation Units. Most investors will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. Share prices are reported in dollars and cents per Share. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because Shares trade at market price rather than net asset value, an investor may pay more than net asset value when purchasing Shares and receive less than net asset value when selling Shares.

APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at net asset value per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares on the Exchange may differ from the Fund’s daily net asset value. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

The approximate value of Shares, an amount representing on a per Share basis the sum of the current market price of the securities held by the Fund, will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the net asset value per Share of the Fund because the approximate value may not be calculated in the same manner as the net asset value, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Shares

Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares. Cash purchases and/or redemptions of Creation Units, however, can result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to net asset value.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-

U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use as the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax adviser.

The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	Your Fund makes distributions,

●	You sell your Shares listed on the Exchange, and

●	You purchase or redeem Creation Units.

Taxes on Distributions

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to Shareholders to defer recognition of the gain attributable to a capital gain dividend if they make certain qualifying investments within a limited time. Shareholders should talk to their tax adviser about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at higher rates than capital gains. The Fund will provide notice to its shareholders of the amount of any distribution which must be taken into account as a dividend which is to ordinary income tax rates.

Taxes on Exchange Listed Shares

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

Taxes and Purchases and Redemptions of Creation Units

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and any cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. You may not be able to take a deduction for some or all of these expenses, even if the cash you receive is reduced by such expenses.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gains distributions paid to Shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below.

However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

Distributions to, and gross proceeds from dispositions of Shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax adviser about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Distributions and Taxes” in the statement of additional information for more information.

Investments in the Subsidiary

One of the requirements for qualification as a RIC is that the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income.” Qualifying income includes dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies.

The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Internal Revenue Code of 1986, as amended, applicable to RICs. The IRS had issued numerous PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the Internal Revenue Service. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders.

If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.

The Subsidiary intends to conduct its affairs in a manner such that it will not be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation, and the Fund will be required to include as income annually amounts earned by the Subsidiary during that year, whether or not distributed by the Subsidiary. Furthermore, the Fund will be subject to the RIC qualification distribution requirements with respect to the Subsidiary’s income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year and thus the Fund may not have sufficient cash on hand to make such distribution.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary is organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay

Cayman Islands governmental authority taxes, the Fund’s shareholders would likely suffer decreased investment returns. There remains a risk that the tax treatment of futures and contracts may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Distributor

ALPS Distributors, Inc. serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

Net Asset Value

The Fund’s net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for the Fund by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the net asset value per Share. The Board of Trustees has designated the Adviser as “valuation designee” to perform fair value determinations for all of the Funds’ investments pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended.

The Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. The Board of Trustees will oversee the Adviser’s fair value determinations and its performance as valuation designee. Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over the counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. As explained below, any fair value determination will be made in accordance with Valkyrie’s “Valuation Procedures.” Typically, debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities.

The Fund’s investments, including Bitcoin and Ether Futures Contracts, will be valued daily at market value or, in the absence of market value with respect to any securities or futures contracts, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

In calculating the NAV of the Fund, Bitcoin and Ether Futures Contracts traded on a U.S. exchange are valued using the last traded price before the NAV calculation time on the date with respect to which the NAV is being determined. If a Bitcoin and Ether Futures Contract traded on a U.S. exchange could not be liquidated on such day, due to the operation of daily limits or other rules of the exchange upon which that position is traded or otherwise, the Adviser may, subject to the policies and procedures approved by the Board, choose to determine a fair value price as the basis for determining the market value of such position for such day. Such fair value prices would generally be determined based on available inputs about the current value of the Bitcoin and Ether Futures Contracts and would be based on principles that the Adviser deems fair and equitable so long as such principles are consistent with normal industry standards.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by Valkyrie (subject to the supervision of the Board) at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by Valkyrie and approved by, and subject to the oversight of, the Board and in accordance with the provisions of the 1940 Act. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Valkyrie as Valuation Designee pursuant to Rule 2a-5. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in the prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. Valuing the Fund’s securities using fair value pricing will result in using prices for those securities that may differ from current market valuations.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its net asset value. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

For more information about how the Fund’s net asset value is determined, please see the section in the statement of information entitled “Determination of Net Asset Value.”

Fund Service Providers

U.S. Bancorp Fund Services LLC is the administrator and transfer agent for the Trust. U.S. Bank, N.A. serves as the custodian for the Trust.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen  & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal year ended September 30, 2022 and the semiannual period ended March 31, 2023. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) or an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended September 30, 2022 has been derived from the Fund’s financial statements, which have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with this information and additional Fund performance and portfolio information appears in the Fund’s Annual Report dated September 30, 2022. The information for the semiannual period ended March 31, 2023 has not been audited. The unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary for a fair statement of the results for the interim period presented. In addition, all such adjustments are of a normal recurring nature.

	For the Six Months Ended March 31, 2023 (Unaudited)		For the Period October 21, 2021(1) through September 30, 2022
Net Asset Value, Beginning of Year/Period	$7.49		$25.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	0.06		(0.09)
Net Realized and Unrealized Gain (Loss)	3.64		(17.42)
Total from Investment Operations	3.70		(17.51)
Net Asset Value, End of Year/Period	$11.19		$7.49
Total Return at Net Asset Value	49.46	% (3)	(70.05	)% (3)
Total Return at Market	49.40	% (3)	(70.04	)% (3)
Supplemental Data:
Net Assets, End of Year/Period (000’s)	$30,491		$20,775
Ratio of Expenses to Average Net Assets	0.97	% (4)(6)	0.95	% (4)
Ratio of Net Investment Loss to Average Net Assets	1.53	% (4)	(0.68	)% (4)
Portfolio Turnover(5)	0	% (3)	0	% (3)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized
(5)	Excludes impact of derivative instruments.
(6)	Includes interest expense of 0.02%.

Premium/Discount Information

The market prices of the Shares generally will fluctuate in accordance with changes in net asset value, as well as the relative supply of and demand for Shares on the Exchange. Valkyrie cannot predict whether the Shares will trade below, at or above their net asset value. The approximate value of the Shares, which is an amount representing on a per Share basis the sum of the current market price of the securities held by the Fund, will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the net asset value per Share of the Fund because the approximate value may not be calculated in the same manner as the net asset value, which is computed once a day, generally at the end of the business day. The Fund is not involved with, or responsible for, the calculation or dissemination of the approximate value, and the Fund does not make any warranty as to its accuracy.

Information showing the number of days the market price of the Fund’s Shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.valkyrie-funds.com.

Investments by Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain SEC rules, including Rule 12d1-4. Rule 12d1-4 allows, subject to certain conditions, the Fund to invest in other registered investment companies and other registered investment companies to invest in the Fund beyond the limits contained in Section 12(d)(1) of the 1940 Act. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1), the registered investment company must enter into an agreement with the Trust and comply with certain terms and conditions set forth in Rule 12d1-4.

Valkyrie Bitcoin and Ether Strategy ETF

For more detailed information on the Fund, several additional sources of information are available to you. The Statement of Additional Information, incorporated by reference into this Prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. The Fund’s most recent Statement of Additional Information, annual or semi-annual reports and certain other information are available free of charge by calling the Fund at 1-800-617-0004, on the Fund’s website at www.valkyrie-funds.com or through your financial adviser. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the Statement of Additional Information and Codes of Ethics adopted by the Adviser, Distributor and the Trust, directly from the Securities and Exchange Commission (the “SEC”). Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending an electronic request to publicinfo@sec.gov.

Valkyrie Funds LLC
320 Seven Springs Way, Suite 250
Nashville, TN 37027
1-800-617-0004	SEC File #: 333-258722
www.valkyrie-funds.com	811-23725

Statement of Additional Information

VALKYRIE ETF TRUST II

Investment Company Act File No. 811-23725

	Ticker Symbol	Exchange
Valkyrie Bitcoin and Ether Strategy ETF (formerly Valkyrie Bitcoin Strategy ETF)	BTF	Nasdaq

Dated  October 3, 2023

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated October 3, 2023, as it may be revised from time to time (the “Prospectus”), for the Valkyrie Bitcoin and Ether Strategy ETF (formerly Valkyrie Bitcoin Strategy ETF) (the “Fund”), a series of the Valkyrie ETF Trust II (the “Trust”). Capitalized terms used herein that are not defined have the same meanings as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, ALPS Distributors, Inc., at 1290 Broadway, Suite 1000, Denver, Colorado 80203, or by calling toll free at (888) 474-7725.

The audited financial statements for the Fund’s most recent fiscal year appear in the Funds’ Annual Report to Shareholders dated September 30, 2022, which was filed with the Securities and Exchange Commission (the “SEC”) on December 9, 2022. The financial statements from the Annual Report and Semi-Annual Report are incorporated herein by reference. The Annual Report and Semi-Annual Report are available without charge by calling (855) 267-3837 or by visiting the SEC’s website at www.sec.gov.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust is a Delaware statutory trust organized on December 11, 2020. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares of 2 separate series, representing separate portfolios of investments. This SAI relates solely to the Fund, which is non-diversified.

The Fund is advised by Valkyrie Funds LLC (the “Adviser” or “Valkyrie”). Vident Asset Management (“Vident” or the “Sub-Adviser”) serves as investment sub-adviser to the Fund.

The shares of the Fund (“Shares”) list and principally trade on Nasdaq Stock Market LLC (“Nasdaq” or the “Exchange”). The Shares will trade on the Exchange at market prices that may be below, at or above net asset value (“NAV”). ETFs, such as the Fund, do not sell or redeem individual shares of the Fund. Instead, the Fund offers, issues and redeems Shares at NAV only in aggregations of a specified number of Shares (each a “Creation Unit”). Financial entities known as “authorized participants” or “APs” (which are discussed in greater detail below) have contractual arrangements with the Fund or the Distributor to purchase and redeem Shares directly with the Fund in Creation Units in exchange for the securities comprising the Fund and/or cash, or some combination thereof. An authorized participant that purchases a Creation Unit of Shares deposits with the Fund a “basket” of securities, cash and/or other assets identified by the Fund that day, and then receives the Creation Unit of Shares in return for those assets. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of Shares for a basket of securities and/or other assets. The basket is generally representative of the Fund’s portfolio, and together with a cash balancing amount, it is equal to the NAV of the Shares comprising the Creation Unit. Pursuant to Rule 6c-11 of the 1940 Act, the Fund may utilize baskets that are not representative of the Fund’s portfolio. Such “custom baskets” are discussed in the section entitled “Creations and Redemptions of Creation Units.” Transaction fees and other costs associated with creations or redemptions that include cash may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of Securities and Exchange Commission (“SEC”) rules and regulations applicable to management investment companies offering redeemable securities.

The Fund is a separate series of the Trust, and each Share represents an equal proportionate interest in the Fund. All consideration received by the Trust for Shares and all assets of the Fund belong solely to the Fund and would be subject to liabilities related thereto. The Board of Trustees of the Trust (the “Board of Trustees” or the “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees. The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

EXCHANGE LISTING AND TRADING

The Exchange may, but is not required to, remove the Shares of the Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares; (2) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (3) the Fund no longer complies with certain listing exchange rules; or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares of the Fund from listing and trading upon termination of the Trust or the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Fund reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

The Fund is required by the Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel the Fund to sell securities at an inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit the Fund’s profit or require the Fund to incur a loss, and as a result, the Fund’s performance could be impacted.

INVESTMENT OBJECTIVE AND POLICIES

The Prospectus describes the investment objective and certain policies of the Fund. The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

The Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund:

(1)	The Fund may not issue senior securities, except as permitted under the 1940 Act.

(2)	The Fund may not borrow money, except as permitted under the 1940 Act.

(3)	The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities.

(4)	The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(5)	The Fund may not make loans, except as permitted under the 1940 Act and exemptive orders granted thereunder.

(6)	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(7)	The Fund will not concentrate (i.e., hold more than 25% of its assets in the stocks of a single industry or group of industries) its investments in issuers of one or more particular industries, except that the Fund may invest more than 25% of its total assets in investments that provide exposure to bitcoin and/or bitcoin futures contracts.

For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

For purposes of applying restriction (5) above, the Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of the Fund’s total assets.

The foregoing fundamental policies of the Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of the Fund, such matter shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

In addition to the foregoing fundamental policies, the Fund is also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental policies and may be changed by the Board of Trustees. The Fund’s investment objective is a non-fundamental policy that the Board may change without approval by shareholders upon 60 days’ prior written notice to shareholders.

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund’s investment objective, policies and strategies that appear in the Fund’s Prospectus.

An investment in the Fund also should be made with an understanding of the risks inherent in an investment in futures contracts, securities and other assets, including the risk that the financial condition of issuers may become impaired or that the general condition of the market may deteriorate (either of which may cause a decrease in the value of the Fund’s portfolio holdings and thus in the value of Shares). The Fund’s portfolio holdings are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence and investor emotions and perceptions change. Investor perceptions are based on various and unpredictable factors, including expectations regarding governmental, economic, monetary and fiscal policies, inflation and interest rates, weather and climate conditions, economic expansion or contraction, and global or regional political, economic or banking crises.

Types of Investments

Cayman Subsidiary. The Fund may invest a portion of its total assets in the Subsidiary. The Subsidiary may invest in Futures Instruments as described under “Futures Instruments” below. Only the Subsidiary, not the Fund, may invest in commodities. Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in the Prospectus and this SAI, the Fund may be considered to be investing indirectly in those investments through the Subsidiary. Therefore, except as otherwise noted, for purposes of this disclosure, references to the Fund’s investments may also be deemed to include the Fund’s indirect investments through the Subsidiary.

The Subsidiary is not registered under the 1940 Act and is not directly subject to its investor protections, except as noted in the Prospectus or this SAI. However, the Subsidiary is wholly-owned and controlled by the Fund and is advised by Valkyrie and sub- advised by Vident. The Trust’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Valkyrie receives no additional compensation for managing the assets of the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same service providers or with affiliates of the same service providers that provide those services to the Fund.

Changes in the laws of the United States (where the Fund is organized) and/or the Cayman Islands (where the Subsidiary is incorporated) could prevent the Fund and/or the Subsidiary from operating as described in the Prospectus and this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require the Subsidiary to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.

The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s Annual and Semi-Annual Reports.

Fixed Income Investments and Cash Equivalents. Fixed income Investments and cash equivalents held by the Fund may include, without limitation, the types of investments set forth below.

(1)       The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks, the Federal Land Banks, the Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal National Mortgage Association (“FNMA”). In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

(2)       The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured. The Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.

(3)       The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4)       The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(5)       The Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The Fund’s portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Fund may invest in commercial paper only if it has received the highest rating from at least one nationally recognized statistical rating organization or, if unrated, judged by Vident to be of comparable quality.

(6)       The Fund may invest in shares of money market funds, as consistent with its investment objective and policies. Shares of money market funds are subject to management fees and other expenses of those funds. Therefore, investments in money market funds will cause the Fund to bear proportionately the costs incurred by the money market funds’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies. It is possible for the Fund to lose money by investing in money market funds.

(7)       The Fund may invest in corporate debt securities, as consistent with its investment objective and policies. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Futures Instruments. The Fund may purchase and sell Futures Instruments, including exchange-listed bitcoin and ether futures contracts. Only the Subsidiary may hold futures contracts on commodities.

Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the reference asset or index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of a reference asset or index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate futures trading and to maintain the Fund’s and the Subsidiary’s open positions in futures contracts. A margin deposit is intended to ensure the Fund’s or the Subsidiary’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the futures contract being traded to as much as approximately 50% of the notional value of the futures contract. The margin on bitcoin and ether futures contracts has historically been significantly higher than many other Futures Instruments.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund or the Subsidiary. In computing daily net asset value, the Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The day limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses. Despite the daily price limits on various futures exchanges, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that the Subsidiary invests in commodity futures contracts, the assets of the Fund and the Subsidiary, and therefore the prices of Fund shares, may be subject to greater volatility.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Bitcoin and Ether Futures. The price of and ether futures is based on the expected price of and ether on certain exchanges on the expiration date of the and ether futures contract. And ether futures prices reflect the price of and ether on certain exchanges only, and not the ether cash markets. The liquidity of the markets for and ether futures depends on, among other things: the supply and demand for and ether futures; the supply and demand for and ether; the adoption of and ether for commercial uses; the anticipated increase of investments in and ether-related investment products by retail and institutional investors; speculative interest in bitcoin, ether, bitcoin and ether futures, and bitcoin and ether-related investment products; regulatory or other restrictions on investors’ ability to invest in and ether futures; and the potential ability to hedge against the price of bitcoin/ether with bitcoin/ether futures (and vice versa).

The markets for and ether futures may be illiquid. This means that the Subsidiary may not be able to buy and sell and ether futures quickly or at the desired price. For example, it is difficult to execute a trade at a specific price when there is a relatively small volume of buy and sell orders in a market. A materially adverse development in one or more of the factors on which the liquidity of the market for and ether futures depends may cause the market to become illiquid, for short or long periods. In such markets, the Subsidiary may not be able to buy and sell and ether futures quickly (or at all) or at the desired price. Market illiquidity may cause losses for the Fund. Additionally, the large size of the futures positions which the Subsidiary may acquire increases the risk of illiquidity, as larger positions may be more difficult to fully liquidate, may take longer to liquidate, and, as a result of their size, may expose the Fund to potentially more significant losses while trying to do so.

Limits imposed by counterparties, exchanges or other regulatory organizations, such as accountability levels, position limits and daily price fluctuation limits, may contribute to a lack of liquidity with respect to some financial instruments and have a negative impact on Fund performance. During periods of market illiquidity, including periods of market disruption and volatility, it may be difficult or impossible for the Fund to buy or sell futures contracts or other financial instruments.

Regulatory Aspects of Investments in Futures. Valkyrie is registered as a “commodity pool operator” and Vident is registered as a “commodity trading adviser” with the National Futures Association (the “NFA”) pursuant to the rules and regulations of the Commodity Futures Trading Commission (the “CFTC”). Vident’s investment decisions may need to be modified, and commodity contract positions held by the Fund and/or the Subsidiary may have to be liquidated at disadvantageous times or prices, to avoid exceeding position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is a rapidly changing area of the law and is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Asset Coverage For Futures Positions. The Fund and Subsidiary will comply with SEC guidance with respect to coverage of futures positions by registered investment companies. SEC guidance may require the Fund, in certain circumstances, to segregate cash or liquid securities on its books and records, or engage in other appropriate measures to “cover” its obligations under certain futures or derivative contracts. For example, with respect to futures that are not cash settled, the Fund is required to segregate liquid assets equal to the full notional value of the futures contract. For futures contracts that are cash settled, the Fund is required to segregate liquid assets in an amount equal to the Fund’s daily mark-to-market (net) obligation (i.e., the Fund’s daily net liability) under the contract. Securities earmarked or held in a segregated account cannot be sold while the Fund’s futures position is outstanding, unless replaced with other permissible assets (or otherwise covered), and will be marked-to-market daily. As an alternative to segregating assets, for any futures contract held by the Fund, the Fund could purchase a put option on that same futures contract with a strike price as high or higher than the price of the contract held. The Fund may not enter into futures positions if such positions will require the Fund to set aside or earmark more than 100% of its net assets.

Federal Income Tax Treatment of Exchange-Listed Commodity Futures and Investments in the Subsidiary. The Subsidiary’s transactions in exchange-listed commodity futures contracts will be subject to special provisions of the Internal Revenue Code of 1986, as amended (the “Code”) that, among other things, may affect the character of gains and losses realized by the Subsidiary (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Subsidiary and may defer Subsidiary losses. Because the Subsidiary is a controlled foreign corporation for U.S. federal income tax purposes, this treatment of the Subsidiary’s income will affect the income the Fund must recognize. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Subsidiary to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Subsidiary and the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirement for avoiding excise taxes.

The Fund intends to treat any income it may derive from Futures Instruments received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to “regulated investment companies” (“RICs”). The Internal Revenue Service had issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the Internal Revenue Service. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

Illiquid Investments. Pursuant to Rule 22e-4 under the 1940 Act, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements with a notice or demand period of more than seven days, certain stripped mortgage-backed securities, certain municipal leases, certain over-the-counter derivative instruments, securities and other financial instruments that are not readily marketable, and restricted securities unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are determined not to be illiquid. The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Board of Trustees has approved the designation of the certain officers of the Adviser to administer the Trust’s liquidity risk management program and related procedures. In determining whether an investment is an illiquid investment, the designated officers of the Adviser will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in determining the liquidity of an investment, the designated officers of the Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment or asset class.

In addition to actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations, the following factors, among others, will generally impact the classification of an investment as an “illiquid investment”: (i) any investment that is placed on the Adviser’s restricted trading list; and (ii) any investment that is delisted or for which there is a trading halt at the close of the trading day on the primary listing exchange at the time of classification (and in respect of which no active secondary market exists). Investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to these and other events and circumstances. If one or more investments in the Fund’s portfolio become illiquid, the Fund may exceed the 15% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause the Fund to exceed this limit, the Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

Portfolio Turnover

The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund’s investment portfolio that is bought and sold during a year is known as the Fund’s portfolio turnover rate. A turnover rate of 100% would occur, for example, if the Fund bought and sold securities valued at 100% of its net assets within one year. A high portfolio turnover rate could result in the payment by the Fund of increased brokerage costs, expenses and taxes. Significant variations in portfolio turnover from year-to-year are generally the result of fluctuations in the size of a Fund or changes to a Fund’s portfolio holdings. During the fiscal year ended September 30, 2022, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. Due to a change in the Fund’s investment strategy in October 2023, the Fund may experience higher levels of portfolio turnover in the current fiscal year than in previous years.

INVESTMENT RISKS

Overview

An investment in the Fund should be made with an understanding of the risks that an investment in the Fund’s shares entails, including the risk that the financial condition of the issuers of the securities or the general condition of the securities market may worsen and the value of the securities and therefore the value of the Fund may decline. The Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. In addition, investors should be aware of the risks associated with an investment in both bitcoin, ether and bitcoin and ether futures contracts. The past market and earnings performance of any of the securities included in the Fund is not predictive of their future performance.

Borrowing and Leverage Risk

When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, the Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing. The Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.

Cyber Security Risk

As the use of Internet technology has become more prevalent in the course of business, the Fund have become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.

Derivatives Risk

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The Fund will only invest in exchange-traded futures contracts and will not invest in any over-the-counter derivatives. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, when the Fund invests in certain derivative securities, including, but not limited to, when-issued securities, forward commitments, futures contracts and interest rate swaps, the Fund is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of the Fund’s shares and can result in losses that exceed the amount originally invested. The success of the Sub-Adviser’s derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Certain specific risks associated with an investment in derivatives may include: market risk, credit risk, correlation risk, liquidity risk, legal risk and systemic or “interconnection” risk, as specified below.

(1)       Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio managers’ judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund’s objective, investment limitations and operating policies. In making such a judgment, the portfolio managers will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund’s overall investments and investment objective.

(2)       Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures and options on futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM.

(3)       Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of the underlying reference asset. This might occur due to factors unrelated to the value of the investments underlying reference asset, such as speculative or other pressures on the markets in which these instruments are traded.

(4)       Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearing house is the counterparty of every contract. The Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. These requirements might impair the Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(5)       Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6)       Systemic or “Interconnection” Risk. Systemic or “interconnection” risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction.

To the extent the Fund enters into derivatives transactions, it will do so pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

Failure to Qualify as a Regulated Investment Company Risk

If, in any year, the Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. If the Fund fails to qualify as a regulated investment company, distributions to the Fund’s shareholders generally would be eligible for the dividends received deduction in the case of corporate shareholders.

Legal and Litigation Risk

In certain frontier and emerging markets, fraud and corruption may be more prevalent than in developed market countries. Securities and issuers that the Fund may invest in are exposed to these risks, which could have a negative impact on a security’s value. It may be difficult for the Fund to obtain or enforce judgments against parties located outside of the U.S. It may be difficult or impossible to obtain or enforce remedies against non-U.S. governments, their agencies, quasi-sovereign entities, other non-U.S. issuers or counterparties.

Listing Standards Risk

The Fund is required by the Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel the Fund to sell securities at an inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit the Fund’s profit or require the Fund to incur a loss, and as a result, the Fund’s performance could be impacted.

Liquidity Risk

With respect to the Fund’s investments in Collateral Investments, whether or not the securities held by the Fund are listed on a securities exchange, the principal trading market for certain of the securities may be in the OTC market. As a result, the existence of a liquid trading market for such securities may depend on whether dealers will make a market in the securities. There can be no assurance that a market will be made for any of the securities, that any market for such securities will be maintained or that there will be sufficient liquidity of the securities in any markets made. The price at which such securities are held by the Fund will be adversely affected if trading markets for the securities are limited or absent.

Market Events Risk

Turbulence in the economic, political and financial system has historically resulted, and may continue to result, in an unusually high degree of volatility in the capital markets. Both domestic and non-U.S. capital markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue. Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. It may also result in small or emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their security prices. These events and possible continued market turbulence may have an adverse effect on the Fund.

In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s Shares and result in increased market volatility. During any such events, the Fund’s Shares may trade at increased premiums or discounts to their NAV.

Health crises caused by the outbreak of infectious diseases or other public health issues, may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of any such events, could negatively affect the global economy, as well as the economies of individual countries or regions, the financial performance of individual companies, sectors and industries, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests and negatively impact the Fund’s investment return.

For example, an outbreak of a respiratory disease designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of this COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

In addition, the operations of the Fund, the Adviser, Sub-Adviser and the Fund’s other service providers may be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of any such entity’s personnel.

Rolling, Backwardation and Contango Risk

When purchasing stocks or bonds, the buyer acquires ownership in the security; however, buyers of futures contracts are not entitled to ownership of the underlying reference asset until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying reference asset to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their exchange-traded futures contract before expiration. The ether futures contracts in which the fund invests are entirely cash-settled. As futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. For example, a contract purchased and held in June 2022 may have an expiration date in August 2022. As this contract nears expiration, a long position in the contract may be replaced by selling the August 2022 contract and purchasing a contract expiring in October 2022. This process is referred to as “rolling.” The price of a futures contract is generally higher or lower than the spot price of the underlying asset when there is significant time to expiration of the contract due to various factors within the market. As a futures contract nears expiration, the futures price will tend to converge to the spot price. In some circumstances, the prices of some futures contracts with near-term expirations may be higher than the prices for futures contracts with longer-term expirations. This circumstance is referred to as “backwardation.” If the market for futures contracts is in “backwardation,” the sale of the near-term month contract would be at a higher price than the longer-term contract, and futures investors generally will earn positive returns. Conversely, a “contango” market is one in which the price of futures contracts in the near-term months are lower than the price of futures contracts in the longer-term months. If the market for futures contacts is in “contango,” it would create a cost to “roll” the futures contract. The actual realization of a potential roll cost will depend on the difference in price of the near and distant contracts. The Fund will not “roll” futures contracts on a predefined schedule as they approach expiration; instead the Sub-Adviser may determine to roll to another futures contract in an attempt to generate maximum yield. There can be no guarantee that such a strategy will produce the desired results.

Additional Market Disruption Risk.

In late February 2022, Russia launched a large scale military attack on Ukraine. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and the West, including the U.S. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia. Such sanctions included, among other things, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. Additional sanctions may be imposed in the future. Such sanctions (and any future sanctions) and other actions against Russia may adversely impact, among other things, the Russian economy and various sectors of the economy, including but not limited to, financials, energy, metals and mining, engineering and defense and defense-related materials sectors; result in a decline in the value and liquidity of Russian securities; result in boycotts, tariffs, and purchasing and financing restrictions on Russia’s government, companies and certain individuals; weaken the value of the ruble; downgrade the country’s credit rating; freeze Russian securities and/or funds invested in prohibited assets and impair the ability to trade in Russian securities and/or other assets; and have other adverse consequences on the Russian government, economy, companies and region. Further, several large corporations and U.S. states have announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses.

The ramifications of the hostilities and sanctions, however, may not be limited to Russia and Russian companies but may spill over to and negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in other countries (particularly those that have done business with Russia) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the actions discussed above and the potential for a wider conflict could increase financial market volatility, cause severe negative effects on regional and global economic markets, industries, and companies and have a negative effect on a Fund’s investments and performance beyond any direct exposure to Russian issuers or those of adjoining geographic regions. In addition, Russia may take retaliatory actions and other countermeasures, including cyberattacks and espionage against other countries and companies in the world, which may negatively impact such countries and the securities in which the Fund invests. Accordingly, there may be heightened risk of cyberattacks which may result in, among other things, disruptions in the functioning and operations of industries or companies around the world, including in the United States and Europe.

The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on Fund performance and the value of an investment in the Fund.

MANAGEMENT OF THE FUND

Trustees and Officers

The general supervision of the duties performed for the Fund under the Investment Management Agreement (as defined below) is the responsibility of the Board of Trustees. There are four Trustees of the Trust, one of whom is a “interested person” (as the term is defined in the 1940 Act) (“Interested Trustees”) and three of whom are Trustees who are not officers or employees of Valkyrie or any of its affiliates (each an “Independent Trustee” and collectively the “Independent Trustees”). The Trustees serve for indefinite terms until their resignation, death or removal. The Trust has not established a lead Independent Trustee position. The Trustees set broad policies for the Fund, choose the Trust’s officers and hired the Fund’s investment adviser. Nick Bonos is deemed an Interested Trustee of the Trust due to his positions as Chief Executive Officer and President of the Trust. The officers of the Trust manage its day-to-day operations, are responsible to the Board of Trustees and serve indefinite terms. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable.

Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the Valkyrie Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Nick Bonos c/o Valkyrie Funds LLC 320 Seven Springs Way, Suite 250, Nashville, Tennessee 37027 YOB: 1963	President and Chief Executive Officer	Indefinite term Since inception	President, Rydex Fund Services LLC (2016-2021); Chief Financial Officer, certain Guggenheim Mutual Funds and ETFs (2016-2019); Independent Consultant (2020-2021); Head of Fund Operations, Valkyrie Investments (2021-present)	2	None
Independent Trustees
Keith Fletcher c/o Valkyrie Funds LLC 320 Seven Springs Way, Suite 250, Nashville, Tennessee 37027 YOB: 1958	Trustee	Indefinite term Since inception	Principal and Chief Executive Officer, JAHFT Solutions LLC (2017-Present); Principal and Chief Distribution Officer, RiskX Investments (2017-present)	2	Uncommon Portfolio Design Core Equity ETF (2020-present)

Steve Lehman c/o Valkyrie Funds LLC 320 Seven Springs Way, Suite 250, Nashville, Tennessee 37027 YOB: 1952	Trustee	Indefinite term Since inception	Executive Board – Investor, CoFoundersLab & Invincible Entertainment Partners (2018-Present); Executive Chairman, Vymedic Biotech (2019-Present)	2	None

Mark Osterheld c/o Valkyrie Funds LLC 320 Seven Springs Way, Suite 250, Nashville, Tennessee 37027 YOB: 1955	Trustee	Indefinite term Since inception	Adjunct Lecturer, Bentley University (2016-Present); Adjunct Lecturer, Clarkson University (2016-Present)	2	HIMCO Variable Insurance Trust (2016-2018)

Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the Valkyrie Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Officers of the Trust
John Canning c/o Chenery Compliance Group Devon Square II, 744 W Lancaster, Suite 104 Wayne, Pennsylvania 19087 YOB: 1970	Chief Compliance Officer	Indefinite term (since August 2022)

Director of Chenery Compliance Group, LLC (March 2021 – present); Senior Consultant of Foreside (August 2020 – March 2021); Chief Compliance Officer & Chief Operating Officer of Schneider Capital Management (May 2019 – July 2020); and Chief Compliance Officer (March 2016 – February 2019) and Chief Operating Officer (March 2016 – March 2018) of Context Capital Partners, LP.

				N/A	N/A

Ben Gaffey c/o Valkyrie Funds LLC 320 Seven Springs Way, Suite 250, Nashville, Tennessee 37027 YOB: 1985	Treasurer, Chief Financial Officer and Chief Accounting Officer	Indefinite term Since inception	Assurance Senior Manager, Ernst & Young LLP (2016-2021); Controller, Valkyrie Investments Inc. (2021-Present)	N/A	N/A

Andrew Hill c/o Valkyrie Funds LLC 320 Seven Springs Way, Suite 250, Nashville, Tennessee 37027 YOB: 1982	Secretary	Indefinite term (since December 2022)	Valkyrie Investments Inc., General Counsel, Executive Vice President, Chief Compliance Officer (June 2022 – present); Frost Brown Todd LLP, Managing Associate (September 2018 – June 2022); LBMC, PC, Manager (August 2015 – September 2018)	N/A	N/A

(1) Nick Bonos is deemed an “interested person” of the Trust due to his position as Head of Fund Operations of Valkyrie Funds LLC and Chief Executive Officer and President of the Trust.

Unitary Board Leadership Structure

It is anticipated that each Trustee will serve as a trustee of all funds in the Valkyrie Fund Complex (as defined below), which is known as a “unitary” board leadership structure. Each Trustee currently serves as a trustee of the Fund and is anticipated to serve as a trustee for future Funds advised by Valkyrie (each, a “Valkyrie Fund” and collectively, the “Valkyrie Fund Complex”). None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, have ever been a director, officer or employee of, or consultant to, Valkyrie or any of its affiliates. Keith Fletcher, an Independent Trustee, serves as the Chair of the Board for each Fund in the Valkyrie Fund Complex.

The same four persons serve as Trustees on the Board and are anticipated to serve on the Boards of all other Valkyrie Funds. The unitary board structure was adopted for the Valkyrie Funds because of the efficiencies it achieves with respect to the governance and oversight of the Valkyrie Funds. Each Valkyrie Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the Valkyrie Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the Valkyrie Funds, including among any such ETFs, the Board of Trustees believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all Valkyrie Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which, as a body, possesses the appropriate skills, diversity, independence and experience to oversee the Fund’s business.

Annually, the Board of Trustees will review its governance structure and the committee structures, its performance and functions and any processes that would enhance board governance over the business of the Valkyrie Funds. The Board of Trustees has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the Valkyrie Fund Complex as a whole.

Board Committees

The Board of Trustees has established two standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board of Trustees and its committees meet frequently throughout the year to oversee the activities of the Fund, review contractual arrangements with and the performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings. Generally, the Board of Trustees acts by majority vote of the Trustees present at a meeting, assuming a quorum is present, unless otherwise required by applicable law.

The two standing committees of the Board of Trustees are the Nominating and Governance Committee and the Audit Committee.

The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. Fletcher, Lehman and Osterheld are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board of Trustees will not actively seek recommendations from other parties, including shareholders. The Nominating and Governance Committee will not consider new trustee candidates who are 70 years of age or older or will turn 70 years old during the initial term. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund should mail such recommendation to Andrew Hill, Secretary, at the Trust’s address, 320 Seven Springs Way, Suite 250, Nashville, Tennessee 37027. Such recommendation shall include the following information: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all Shares of the Fund owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act; (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if not an “interested person,” information regarding each nominee that will be sufficient for the Fund to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a Trustee. The Nominating and Governance Committee did not meet during the fiscal year ended September 30, 2022.

The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to approval of the Board of Trustees). Messrs. Fletcher, Lehman and Osterheld serve on the Audit Committee. The Audit Committee met three times during the fiscal year ended September 30, 2022.

Risk Oversight

As part of the general oversight of the Fund, the Board of Trustees is involved in the risk oversight of the Fund. The Board of Trustees has adopted and periodically reviews policies and procedures designed to address the Fund’s risks. Oversight of investment and compliance risk, including, if applicable, oversight of any Sub-Adviser, is performed primarily at the Board level in conjunction with the Adviser’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”), John Canning.

Oversight of other risks also occurs at the committee level. The Adviser’s investment oversight group reports to the Board of Trustees at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to the Adviser and its operations and processes. The Board of Trustees reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund’s and the service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Adviser the Fund’s major financial risk exposures and the steps the Adviser has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Trust.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board of Trustees oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Adviser, underwriters or other service providers, including any affiliates of these entities.

Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.

Independent Trustees

Keith Fletcher is the Chair of the Board of Trustees of Valkyrie ETF Trust II. He currently is the Principal and CEO of JAHFT Solutions LLC, a role he has been in since 2017. Additionally, he serves as the Principal and Chief Distribution Officer at RiskX Investments. Mr. Fletcher has served as a Trustee of the Valkyrie Funds since 2021.

Steve Lehman is an executive chairman to Vymedic Biotech, a role he has been in since 2019. He also currently serves as an investor to the executive board of CoFoundersLab & Invincible Entertainment Partners. Mr. Lehman has served as a Trustee of the Valkyrie Funds since 2021. He currently serves as the chair of the Nominating Committee (since 2021) of the Valkyrie Funds.

Mark Osterheld currently serves as an Adjunct Professor at Bentley University and Clarkson University. Additionally, he has been a principal consultant for a consulting firm since 2013. Mr. Osterheld has served as a Trustee of the Valkyrie Funds since 2021. He currently serves as the chair of the Audit Committee (since 2021) of the Valkyrie Funds.

Interested Trustees. Nikolaos (Nick) Bonos is the Head of Fund Operations of Valkyrie Investments. Nick has been in the financial services industry for more than 32 years. He has worked in various senior operational roles for State Street, JP Morgan Chase, Rydex Investments, Security Benefit Corp., Guggenheim Investments, and MUFG Investor Services (US), LLC. Mr. Bonos has served as a Trustee of the Valkyrie Funds since 2021.

For the 2022 calendar year, each Independent Trustee was paid a fixed annual retainer of $25,000. The fixed annual retainer was allocated equally among each Fund in the Valkyrie Fund Complex. Trustees are also reimbursed for travel and out-of-pocket expenses incurred in connection with all meetings.

The following table sets forth the estimated compensation to be earned by each Independent Trustee (including reimbursement for travel and out-of-pocket expenses) for services to the Fund and the aggregate compensation paid to them for services to the Valkyrie Fund Complex, for the fiscal year ended September 30, 2022. The Trust has no retirement or pension plans. The officers and Trustees who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by Valkyrie.

Name of Trustee	Compensation from the Fund	Total Compensation from the Valkyrie Fund Complex
Keith Fletcher	$10,000	$25,000
Steven Lehman	$10,000	$25,000
Mark Osterheld	$10,000	$25,000

Interested and Independent Trustees

The following table sets forth the dollar range of equity securities beneficially owned by the Interested and Independent Trustees in the Fund and all funds overseen by the Trustees in the Valkyrie Fund Complex as of December 31, 2022:

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Valkyrie Fund Complex
Interested Trustees
Nick Bonos	$1-$10,000	$1-$10,000
Independent Trustees
Keith Fletcher	N/A	N/A
Steven Lehman	N/A	N/A
Mark Osterheld	N/A	N/A

As of December 31, 2022, the Independent Trustees of the Trust and immediate family members did not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

As of December 31, 2022, the officers and Trustees, in the aggregate, owned less than 1% of the shares of the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control.

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser. Valkyrie Funds LLC, 320 Seven Springs Way, Suite 250, Nashville, Tennessee 37027, serves as the investment adviser to the Fund. Valkyrie is a Tennessee limited liability company and a wholly-owned subsidiary of Valkyrie Investments Inc. Valkyrie discharges its responsibilities subject to the policies of the Board of Trustees. Valkyrie also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Pursuant to an investment management agreement between Valkyrie and the Trust, on behalf of the Fund (the “Investment Management Agreement”), Valkyrie oversees the investment of the Fund’s assets and is responsible for paying all expenses of the Fund, excluding the fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions, acquired fund fees and expenses and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay Valkyrie an annual management fee equal to a percentage of its daily net assets, as detailed in the below table.

Management Fee

Fund	Fee
Valkyrie Bitcoin and Ether Strategy ETF	0.95%

For the services rendered during the fiscal period ended September 30, 2022, the Adviser received an amount of $311,488 in management fees paid by the Fund.

Under the Investment Management Agreement, Valkyrie shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Valkyrie in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement is in place for the original initial two year term, and thereafter only if approved annually by the Board of Trustees, including a majority of the Independent Trustees. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to Valkyrie, or by Valkyrie on 60 days’ written notice to the Fund.

Investment Sub-Adviser. Valkyrie has retained Vident Asset Management, 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009, to act as sub-adviser to the Fund pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”). Vident serves as investment adviser to high net worth individuals, investment companies, other pooled investment vehicles and other charitable organizations. Vident was formed in 2016 and provides sub-advisory services to multiple ETFs.

Pursuant to the Sub-Advisory Agreement, Valkyrie has agreed to pay for the services provided by the Sub-Adviser through sub-advisory fees. Vident receives a sub-advisory fee equal to the greater of (1) $75,000 per annum or (2) 0.09% per annum of the average daily net assets of the Fund on the first $500 million in assets, 0.08% on the next $500 million in assets, and 0.07% on all assets over $1 billion, calculated daily and paid monthly. Valkyrie is responsible for paying the entire amount of the Vident’s fee for the Fund. Vident Investment Advisory, LLC (the “Prior Sub-Adviser”) received an amount of $74,999.96 in sub-advisory fees for the fiscal period ended September 30, 2022.

Pursuant to a purchase agreement signed on March 24, 2023, Vident Capital Holdings, LLC, a subsidiary of MM VAM, LLC, acquired a majority interest in Vident Asset Management on July 14, 2023 (the “Closing Date”). MM VAM, LLC is an entity controlled by Casey Crawford. As of the Closing Date, Mr. Crawford effectively controls Vident Asset Management. At the Closing Date, Vident Asset Management absorbed all of the assets and liabilities, including all personnel, of the Prior Sub-Adviser. As a result of change in control and the automatic termination provisions of the previous investment sub-advisory agreement between Valkyrie and the Prior Sub-Adviser, the sub-advisory agreement between Valkyrie and the Prior Sub-Adviser automatically terminated. Effective July 14, 2023, Vident Asset Management was appointed to serve as the investment sub-adviser to the Fund, pursuant to an interim sub-advisory agreement between Valkyrie and Vident Asset Management, on behalf of the Fund (the “Interim Sub-Advisory Agreement”). The Interim Sub-Advisory Agreement will remain in effect for 150 days from its effectiveness, or until Fund shareholders approve a new, permanent investment sub-advisory agreement (the “New Sub-Advisory Agreement”), whichever is earlier. On June 15, 2023, the Board approved the New Sub-Advisory Agreement between Valkyrie and Vident, on behalf of the Fund, and recommended that the New Sub-Advisory Agreement be submitted to Fund shareholders for approval. The New Sub-Advisory Agreement will take effect upon its approval by shareholders.

Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Sub-Adviser under the Interim Sub-Advisory Agreement will be held by the Fund’s custodian in an interest-bearing escrow account. If shareholders of the Fund approve the New Sub-Advisory Agreement by the end of the 150-day period with respect to the Fund, the amount held in the escrow account under the Interim Sub-Advisory Agreement (including interest earned) will be paid to the Sub-Adviser. If shareholders of the Fund do not ultimately approve the New Sub-Advisory Agreement by the end of the 150-day period, the Board will take such actions as it deems to be in the best interests of the Fund and its shareholders, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement (plus interest earned on such amount) or the total amount held in the escrow account with respect to the Fund under the Interim Sub-Advisory Agreement, plus interest earned on such amount.

Portfolio Managers. The portfolio managers are primarily responsible for the day-to-day management of the Fund. There are currently five portfolio managers, as follows:

Steven McClurg, Chief Investment Officer of Valkyrie. Steven McClurg has considerable finance and fintech experience. Most recently, Mr. McClurg founded Theseus Capital, a blockchain-powered asset management platform, followed by joining blockchain-focused merchant bank, Galaxy Digital, where he continued as Managing Director, building their asset management and public funds businesses. Most relevant, Mr. McClurg was a Managing Director at Guggenheim Partners, where he was a portfolio manager and responsible for portfolio construction and strategy for fixed income and private equity. He also has experience in leadership roles in technology companies such as Electronic Arts. Mr. McClurg holds an MS and an MBA from Pepperdine University, where he has served as an adjunct professor.

Rafael Zayas, CFA, Senior Vice President and Head of Portfolio Management and Trading of Vident. Mr. Zayas has over 15 years of trading and portfolio management experience in global equity products and ETFs. He is SVP, Head of Portfolio Management and, specializing in managing and trading of developed, emerging, and frontier market portfolios. Prior to joining Vident, he was a Portfolio Manager at Russell Investments where he oversaw over $5 billion in quantitative strategies across global markets, including emerging, developed and frontier markets and listed alternatives. Before that, he was an equity Portfolio Manager at BNY Mellon Asset Management, where he was responsible for $150 million in internationally listed global equity ETFs and assisted in managing $3 billion of global ETF assets. Mr. Zayas holds a BS in Electrical Engineering from Cornell University. He also holds the Chartered Financial Analyst designation.

Ryan Dofflemeyer, Senior Portfolio Manager of Vident. Mr. Dofflemeyer has over 16 years of trading and portfolio management experience across various asset classes including both ETFs and mutual funds. He is Senior Portfolio Manager for Vident, specializing in managing and trading of global equity and multi-asset portfolios. Prior to joining Vident, he was a Senior Portfolio Manager at ProShares for over $3 billion in ETF assets across global equities, commodities and volatility strategies. Before that, he was a Research Analyst at the Investment Company Institute in Washington DC. Mr. Dofflemeyer holds a BA from the University of Virginia and an MBA from the University of Maryland.

Bill Cannon, Head of ETF Portfolio Management at Valkyrie, Prior to joining Valkyrie, Bill was a Managing Director at Guggenheim Partners Investment Management, where he was member of the insurance portfolio management division responsible for $80 billion of assets under management. Before that, Mr. Cannon worked at the Chicago Mercantile Exchange and the Chicago Board Options Exchange as a derivatives broker for equity index and interest rate futures and options. Mr. Cannon earned a BA in Chemistry from the University of Vermont and an MBA from the Quinlan School of Business at Loyola University Chicago.

Austin Wen, Portfolio Manager of Vident, Mr. Wen has eight years of investment management experience. He is a Portfolio Manager at Vident Investment Advisory, specializing in portfolio management and trading of equity portfolios and commodities-based portfolios, as well as risk monitoring and investment analysis. Previously, he was an analyst for Vident Financial, working on the development and review of investment solutions. He began his career as a State Examiner for the Georgia Department of Banking and Finance. Mr. Wen obtained a BA in Finance from the University of Georgia and holds the Chartered Financial Analyst designation.

Compensation. Steven McClurg and Bill Cannon are compensated by Valkyrie and each receives a competitive salary. They may receive bonuses based on qualitative considerations, such as their contribution to the organization, and performance reviews in relation to job responsibilities. Messrs. Zayas, Wen, and Dofflemeyer are compensated by Vident. Each is paid a fixed salary and discretionary bonus that is not based on the performance of the Fund.

Ownership of Fund Securities. The following table sets forth the dollar range of equity securities beneficially owned by each of the portfolio managers for the Fund as of December 31, 2022:

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Steven McClurg	$1-$10,000
Rafael Zayas	None
Ryan Dofflemeyer	None
Bill Cannon	None
Austin Wen	None

Accounts Managed by the Portfolio Managers. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of September 30, 2022.

Portfolio Managers	Registered Investment Companies Number of Accounts ($ Assets)	Other Pooled Investment Vehicles Number of Accounts ($ Assets)	Other Accounts Number of Accounts ($ Assets)
Steven McClurg	3 ($24.1 million)	7 ($117.3 million)	1 ($146.1 million)
Rafael Zayas	26 ($4.1 billion)	25 ($665.2 million)	0 ($0)
Ryan Dofflemeyer	9 ($2.9 billion)	23 ($305.4 million)	1 ($25.6 million)
Bill Cannon	2 ($3.4 million)	0 ($0)	0 ($0)
Austin Wen	29 ($4.2 billion)	2 ($359.9 million)	1 ($25.6 million)

Conflicts of Interest. The Sub-Adviser’s portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, the Sub-Adviser does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Sub-Adviser believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

Fund Administration. The administrator, fund accountant and transfer agent for the Fund is U.S. Bancorp Fund Services, LLC (“USBFS”, “Administrator”, “Fund Accountant” or “Transfer Agent”), which has its principal office at 615 East Michigan Street, Milwaukee, WI 53202 and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds. USBFS performs these services pursuant to three separate agreements, a fund administration servicing agreement, a fund accounting servicing agreement and a transfer agent servicing agreement.

Administration Agreement. Pursuant to the fund administration servicing agreement with the Trust (“Administration Agreement”), USBFS provides all administrative services necessary for the Fund, other than those provided by Valkyrie, subject to the supervision of the Board of Trustees. USBFS employees generally will not be officers of the Fund for which they provide services.

The Administration Agreement is terminable by the Board or Valkyrie on ninety (90) days’ written notice and may be assigned provided the non-assigning party provides prior written consent. The Administration Agreement shall remain in effect for three years from the date of its initial approval, unless amended, and its renewal is subject to approval of the Board for periods thereafter. The Administration Agreement provides that in the absence of the USBFS’s refusal or willful failure to comply with the Agreement or bad faith, negligence or willful misconduct on the part of USBFS, USBFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Agreement, USBFS provides all administrative services, including, without limitation: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) overseeing the performance of administrative and professional services to the Fund by others, including the Fund’s custodian, as applicable; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, preparing the Fund’s tax returns, and preparing reports to the Fund’s shareholders and the SEC; (iv) calculation of yield and total return for the Fund; (v) monitoring and evaluating daily income and expense accruals, and sales and redemptions of Shares of the Fund; (vi) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its Shares under such laws; (vii) preparing notices and agendas for meetings of the Fund’s Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (viii) monitoring periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

Accounting Agreement. Pursuant to the fund accounting servicing agreement with the Trust (the “Fund Accounting Agreement”), USBFS provides the Fund with all accounting services, including, without limitation: (i) daily computation of NAV; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; and (v) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the custodian and Valkyrie.

For the administrative and fund accounting services rendered to the Fund by USBFS, USBFS is paid an annual fee based on the average net assets of the Fund, subject to a minimum annual fee. Pursuant to the Fund’s unitary management fee structure, Valkyrie is responsible for paying for the services provided by USBFS, and the Fund does not directly pay USBFS.

Transfer and Dividend Agent. USBFS acts as the Fund’s transfer and dividend agent. The Fund pays USBFS for its services as its transfer and dividend agent.

Custodian. U.S. Bank National Association, 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian (the “Custodian”) for the Fund’s cash and securities. Pursuant to a custodian servicing agreement with the Fund (the “Custodian Agreement”), it is responsible for maintaining the books and records of the Fund’s portfolio securities and cash. The Custodian does not assist in, and is not responsible for, investment decisions involving the assets of the Fund.

Securities Lending Agent. The Fund may participate in securities lending arrangements whereby the Fund lends certain of its portfolio securities to brokers, dealers, and financial institutions (not with individuals) to receive additional income and increase the rate of return of its portfolio. U.S. Bank, N.A. serves as the Fund’s securities lending agent and is responsible for (i) negotiating the fees (rebates) of securities loans within parameters approved by the Board; (ii) delivering loaned securities to the applicable borrower(s), a list of which has been approved by the Board; (iii) investing any cash collateral received for a securities loan in investments pre-approved by the Board; (iv) receiving the returned securities at the expiration of a loan’s term; (v) daily monitoring of the value of the loaned securities and the collateral received; (vi) notifying borrowers to make additions to the collateral, when required; (vii) accounting and recordkeeping services as necessary for the operation of the securities lending program, and (viii) establishing and operating a system of controls and procedures to ensure compliance with its obligations under the Fund’s securities lending program.

The Fund did not engage in securities lending activities during the fiscal year ended September 30, 2022.

Distributor. ALPS Distributors, Inc. (the “Distributor”) serves as distributor and principal underwriter of the Creation Units of the Fund. Its principal address is 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described below under the heading “Creation and Redemption of Creation Units.”

Valkyrie may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares. Valkyrie’s available resources to make these payments include profits from advisory fees received from the Fund. The services Valkyrie may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials.

Since the inception of the Fund, there has been no underwriting commissions with respect to the sale of Fund Shares, and the Distributor did not receive compensation on redemptions for the Fund for that period.

Aggregations. Shares of the Fund in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to Authorized Participants purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees; or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with participants that utilize the facilities of the Depository Trust Company (the “DTC Participants”), which have international, operational, capabilities and place orders for Creation Units of the Fund’s shares. Participating Parties (as defined in “Procedures for Creation of Creation Units” below) shall be DTC Participants (as defined in “DTC Acts as Securities Depository for Fund Shares” below).

BROKERAGE ALLOCATIONS

The Sub-Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of Valkyrie to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to Valkyrie and its clients. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund’s futures transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the Sub-Adviser considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.

Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Such brokerage and research services are often referred to as “soft dollars.” Valkyrie has advised the Board of Trustees that it does not currently intend to use soft dollars.

Notwithstanding the foregoing, in selecting brokers, the Sub-Adviser may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Sub-Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Sub-Adviser or the Trust. In addition, the Sub-Adviser must determine that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement provides that such higher commissions will not be paid by the Fund unless the Adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to Valkyrie under the Investment Management Agreement would not be reduced as a result of receipt by Valkyrie of research services.

The Sub-Adviser places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Fund effects securities transactions may be used by the Sub-Adviser in servicing all of its accounts; not all of such services may be used by the Sub-Adviser in connection with the Fund. The Sub-Adviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Sub-Adviser believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Sub-Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Sub-Adviser are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

The following table sets forth the amount the Fund paid in brokerage commissions for the fiscal period ended September 30, 2022:

Brokerage Commissions

Fund	Fiscal Period ended September 30, 2022
Valkyrie Bitcoin and Ether Strategy ETF	$61,137

For the fiscal period ended September 30, 2022, the Fund did not pay commissions to any affiliated brokers.

Research Services. During the fiscal period ended September 30, 2022, the Fund did not pay commissions to brokers in return for research services.

ADDITIONAL INFORMATION

Book Entry Only System. The following information supplements and should be read in conjunction with the Prospectus.

DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities, certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated each day Nasdaq is open for trading via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the Fund. The Fund’s portfolio holdings are also available on the Fund’s website at http://www.valkyrie-funds.com. The Trust, Valkyrie, Vident and the Distributor will not disseminate non-public information concerning the Trust.

Quarterly Portfolio Schedule. The Trust is required to disclose on a quarterly basis the complete schedule of the Fund’s monthly portfolio holdings with the SEC on Form N-PORT. Form N-PORT for the Trust is available on the SEC’s website at https://www.sec.gov. The Fund’ Form N-PORT may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s Forms N-PORT are available without charge, upon request, by calling 1-800-617-0004 or by writing to Valkyrie ETF Trust II, 320 Seven Springs Way, Suite 250, Nashville, Tennessee 37027.

Codes of Ethics. In order to mitigate the possibility that the Fund will be adversely affected by personal trading, the Trust, Valkyrie, Vident and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts access persons, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Compliance Department. These Codes of Ethics are on public file with, and are available from, the SEC.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to the Adviser the responsibility for voting proxies relating to portfolio securities held by the Fund as part of its investment advisory services, subject to the supervision and oversight of the Board of Trustees. Notwithstanding this delegation of responsibilities, however, the Fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Fund and its shareholders, taking into account the value of the Fund’s investments.

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll-free, (800) SEC-0330 or by accessing the SEC’s website at www.sec.gov.

The Fund invests exclusively in non-voting securities and as such, the Adviser does not have any policies or procedures concerning proxy voting.

CREATION AND REDEMPTION OF CREATION UNITS

General. ETFs, such as the Fund, generally issue and redeem their shares in primary market transactions through a creation and redemption mechanism and do not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” that have contractual arrangements with an ETF or one of the ETF’s service providers to purchase and redeem ETF shares directly with the ETF in large blocks of shares known as “Creation Units.” Prior to start of trading on every business day, an ETF publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the ETF’s shares. An Authorized Participant that wishes to effectuate a creation of an ETF’s shares deposits with the ETF the “basket” of securities, cash or other assets identified by the ETF that day, and then receives the Creation Unit of the ETF’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the ETF’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of ETF shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in ETF shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of ETF shares at or close to the NAV per share of the ETF.

Authorized Participants. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC that has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase or redemption of Creation Units (a “Participant Agreement”). Orders to purchase Creation Units must be delivered through an Authorized Participant that has executed a Participant Agreement and must comply with the applicable provisions of such Participant Agreement. Investors wishing to purchase or sell shares generally do so on an exchange. Institutional investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

Business Day. A “Business Day” is generally any day on which the New York Stock Exchange (“NYSE”), the Exchange and the Trust are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Business Day on which an order to purchase or redeem Creation Units is received in proper form is referred to as the “Transmittal Date.”

Basket Composition. Rule 6c-11(c)(3) under of the 1940 Act requires an ETF relying on the exemptions offered by Rule 6c-11 to adopt and implement written policies and procedures governing the construction of baskets and the process that the ETF will use for the acceptance of baskets. In general, in connection with the construction and acceptance of baskets, the Adviser may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a basket are consistent with the ETF’s investment objective(s), policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the ETF and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; and (4) in the case of an ETF that tracks an index, whether the securities, assets and other positions aid index tracking.

The Fund may utilize a pro-rata basket or a custom basket in reliance on Rule 6c-11. A “pro-rata basket” is a basket that is a pro rata representation of the ETF’s portfolio holdings, except for minor deviations when it is not operationally feasible to include a particular instrument within the basket, except to the extent that the Fund utilized different baskets in transactions on the same Business Day.

Rule 6c-11 defines “custom baskets” to include two categories of baskets. First, a basket containing a non-representative selection of the ETF’s portfolio holdings would constitute a custom basket. These types of custom baskets include, but are not limited to, baskets that do not reflect: (i) a pro rata representation of the Fund’s portfolio holdings; (ii) a representative sampling of an ETF’s portfolio holdings; or (iii) changes due to a rebalancing or reconstitution of an ETF’s securities market index, if applicable. Second, if different baskets are used in transactions on the same Business Day, each basket after the initial basket would constitute a custom basket. For example, if an ETF exchanges a basket with either the same or another Authorized Participant that reflects a representative sampling that differs from the initial basket, that basket (and any such subsequent baskets) would be a custom basket. Similarly, if an ETF substitutes cash in lieu of a portion of basket assets for a single Authorized Participant, that basket would be a custom basket.

Under a variety of circumstances, an ETF and its shareholders may benefit from the flexibility afforded by custom baskets. In general terms, the use of custom baskets may reduce costs, increase efficiency and improve trading. Because utilizing custom baskets provides a way for an ETF to add, remove and re-weight portfolio securities without transacting in the market, it may help the ETF to avoid transaction costs and adverse tax consequences. Rule 6c-11 provides an ETF with flexibility to use “custom baskets” if the ETF has adopted written policies and procedures that: (1) set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the ETF and its shareholders, including the process for any revisions to, or deviations from, those parameters; and (2) specify the titles or roles of employees of the ETF’s investment adviser who are required to review each custom basket for compliance with those parameters.

The use of baskets that do not correspond to pro rata to an ETF’s portfolio holdings has historically created concern that an Authorized Participant could take advantage of its relationship with an ETF and pressure the ETF to construct a basket that favors an Authorized Participant to the detriment of the ETF’s shareholders. For example, because ETFs rely on Authorized Participants to maintain the secondary market by promoting an effective arbitrage mechanism, an Authorized Participant holding less liquid or less desirable securities potentially could pressure an ETF into accepting those securities in its basket in exchange for liquid ETF shares (i.e., dumping). An Authorized Participant also could pressure the ETF into including in its basket certain desirable securities in exchange for ETF shares tendered for redemption (i.e., cherry-picking). In either case, the ETF’s other investors would be disadvantaged and would be left holding shares of an ETF with a less liquid or less desirable portfolio of securities. The Adviser has adopted policies and procedures designed to mitigate these concerns but there is ultimately no guarantee that such policies and procedures will be effective.

Basket Dissemination. Basket files are published for consumption through the NSCC, a subsidiary of Depository Trust & Clearing Corporation, and can be utilized for pricing, creations, redemptions, rebalancing and custom scenarios. In most instances, pro rata baskets are calculated and supplied by the ETF’s custodial bank based on ETF holdings, whereas non-pro rata, custom and forward- looking pro rata baskets are calculated by the Fund’s investment adviser and disseminated by the ETF’s custodial bank through the NSCC process.

Placement of Creation or Redemption Orders. All orders to purchase or redeem Creation Units are to be governed according to the applicable Participant Agreement that each Authorized Participant has executed. In general, all orders to purchase or redeem Creation Units must be received by the transfer agent in the proper form required by the Participant Agreement no later 2:00 p.m. Eastern Standard Time on each day the NYSE is open for business (the “Closing Time”) in order for the purchase or redemption of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. Notwithstanding the foregoing, the Fund may, but is not required to permit orders until 4:00 p.m., Eastern time, or until the market closes (in the event the Exchange closes early). However, at its discretion, the Fund may require an Authorized Participant to submit orders to purchase or redeem Creation Units be placed earlier in the day (such as instances where an applicable market for a security comprising a creation or redemption basket closes earlier than usual).

Delivery of Redemption Proceeds. Deliveries of securities to Authorized Participants in connection with redemption orders are generally expected to be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than two Business Days after the day on which the redemption request is received in proper form. Section 22(e) of the 1940 Act generally prohibits a registered open-end management investment company from postponing the date of satisfaction of redemption requests for more than seven days after the tender of a security for redemption. This prohibition can cause operational difficulties for ETFs that hold foreign investments and exchange in-kind baskets for Creation Units. For example, local market delivery cycles for transferring foreign investments to redeeming investors, together with local market holiday schedules, can sometimes require a delivery process in excess of seven days. However, Rule 6c-11 grants relief from Section 22(e) to permit an ETF to delay satisfaction of a redemption request for more than seven days if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants, or the combination thereof prevents timely delivery of the foreign investment included in the ETF’s basket. Under this exemption, an ETF must deliver foreign investments as soon as practicable, but in no event later than 15 days after the tender to the ETF. The exemption therefore will permit a delay only to the extent that additional time for settlement is actually required, when a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming authorized participants prevents timely delivery of the foreign investment included in the ETF’s basket. If a foreign investment settles in less than 15 days, Rule 6c-11 requires an ETF to deliver it pursuant to the standard settlement time of the local market where the investment trades. Rule 6c-11 defines “foreign investment” as any security, asset or other position of the ETF issued by a foreign issuer (as defined by Rule 3b-4 under the 1934 Act), and that is traded on a trading market outside of the United States. This definition is not limited to “foreign securities,” but also includes other investments that may not be considered securities. Although these other investments may not be securities, they may present the same challenges for timely settlement as foreign securities if they are transferred in kind.

Creation Transaction Fees. The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Redemption Transaction Fees. The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

Acceptance of Creation Orders. The Fund will accept all orders for Creation Units that are in good order. Circumstances under which the Fund may not accept a creation order include, but are not limited to: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the Creation Units of Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the required consideration is not delivered; (iv) the acceptance of the Fund Deposit would, in the opinion of the Fund, be unlawful; or (v) there exist circumstances outside the control of the Fund that make it impossible to process orders of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, Valkyrie, the Distributor, DTC, NSCC, the transfer agent, the custodian, any sub-custodian or any other participant in the purchase process; and similar extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of the rejection of the order of such person. The Trust, the Fund, the Transfer Agent, the custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.

Acceptance of Redemption Orders. An ETF may suspend the redemption of Creation Units only in accordance with Section 22(e) of the 1940 Act. Section 22(e) stipulates that no registered investment company shall suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption of any redeemable security in accordance with its terms for more than seven days after the tender of such security to the company or its agent designated for that purpose for redemption, except (1) for any period (A) during which the NYSE is closed other than customary week-end and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the investment company of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for such company fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders of the investment company.

Exceptions to Use of Creation Units. Under Rule 6c-11 of the 1940 Act, ETFs are permitted to sell or redeem individual shares on the day of consummation of a reorganization, merger, conversion, or liquidation. In these limited circumstances, an ETF may need to issue or redeem individual shares and may need to transact without utilizing Authorized Participants.

FEDERAL TAX MATTERS

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax adviser.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Income from commodities is generally not qualifying income for RICs. The Fund intends to treat any income it may derive from bitcoin and ether futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS had issued numerous PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the Internal Revenue Service. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

The Fund has undertaken to not hold more than 25% of its assets in the Subsidiary at the end of any quarter. If the Fund fails to limit itself to the 25% ceiling and fails to correct the issue within 30 days after the end of the quarter, the Fund may fail the RIC diversification tests described above.

Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions

Dividends paid out of the Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from the Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself.

The Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend, which is eligible for the capital gains tax rates. The Fund cannot make any guarantees as to the amount of any distribution, which will be regarded as a qualifying dividend.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund Shares. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax adviser about the availability of this deferral election and its requirements. Shareholders receiving distributions in the form of additional Shares, rather than cash, generally will have a tax basis in each such share equal to the value of a Share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her Shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those Shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of Shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the Shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such Shares.

Taxes on Purchase and Redemption of Creation Units

If a shareholder exchanges securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Nature of Fund Investments

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.

Futures Contracts

The Fund’s transactions in futures contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.

Investments in Certain Non-U.S. Corporations

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a non-U.S. trust or estate, a non-U.S. corporation or non-U.S. partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Distributions to non-financial non-U.S. entities (other than publicly traded non-U.S. entities, entities owned by residents of U.S. possessions, non-U.S. governments, international organizations, or non-U.S. central banks), will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s Shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the non-U.S. shareholder to file a United States tax return.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Capital Loss Carryforward

As of September 30, 2022, for federal income tax purposes, the Fund had capital loss carryforwards available to offset future capital gains as indicated in the table below.

Fund	Short-Term	Long-Term	Expires
Valkyrie Bitcoin and Ether Strategy ETF	$8,427	--	--

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”

The per Share NAV of the Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third party pricing services. Under normal circumstances, daily calculation of the net asset value will utilize the last closing price of each security held by the Fund at the close of the market on which such security is principally listed. In determining NAV, portfolio securities for the Fund for which accurate market quotations are readily available will be valued by the Fund accounting agent as follows:

(1)       Common stocks and other equity securities listed on any national or foreign exchange other than Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last sale price on the business day as of which such value is being determined. Securities listed on Nasdaq or AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on Nasdaq and AIM, the securities are valued at the midpoint between the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

(2)       Securities traded in the OTC market are valued at the midpoint between the bid and asked price, if available, and otherwise at their closing bid prices.

In addition, the following types of securities will be valued as follows:

(1)       Fixed income securities with a remaining maturity of 60 days or more will be valued by the fund accounting agent using a pricing service. When price quotes are not available, fair value is based on prices of comparable securities.

(2)       Fixed income securities maturing within 60 days are valued by the Fund accounting agent on an amortized cost basis.

The value of any portfolio security held by the Fund for which market quotations are not readily available will be determined by Valkyrie in a manner that most fairly reflects fair market value of the security on the valuation date, based on a consideration of all available information.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of an issue of securities would appear to be the amount, that the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities. Rule 2a-5 addresses a board’s valuation policies and the role of the board with respect to the fair value of a fund’s investments. It further provides requirements for determining fair value in good faith under the 1940 Act. The Board of Trustees has designated the Adviser as “valuation designee” to perform fair value determinations for all of the Funds’ investments pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended. The Board of Trustees will oversee the Adviser’s fair value determinations and its performance as valuation designee.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used in secondary market transactions.

Because foreign markets may be open on different days than the days during which a shareholder may purchase the shares of the Fund, the value of the Fund’s investments may change on the days when shareholders are not able to purchase the shares of the Fund.

The Fund may suspend the right of redemption for the Fund only under the following unusual circumstances: (i) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (ii) when trading in the markets normally utilized is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or determination of its net assets is not reasonably practicable; or (iii) during any period when the SEC may permit.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income of the Fund, if any, are declared and paid at least annually. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions of Fund shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book- entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

MISCELLANEOUS INFORMATION

Counsel. Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, is counsel to the Trust.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Fund’s independent registered public accounting firm. The firm audits the Fund’s financial statements and performs other related audit services.

PERFORMANCE INFORMATION

To obtain the Fund’s most current performance information, please call 1-800-617-0004 or visit the Fund’s website at www.valkyrie- funds.com. From time to time, the Fund’s performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Fund’s past performance and should not be considered as representative of future results. The Fund will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, as they may be revised from time to time.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2022 (the “Annual Report”) and the Fund’s Semi Annual Report for the fiscal period ended March 31, 2023 (the “Semi-Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report or Semi-Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by Cohen & Company, Ltd., each Fund’s independent registered public accounting firm, whose report thereon also appears in the Annual Report and is incorporated by reference into this SAI. A copy of the Annual Report for the fiscal year ended September 30, 2022 may be obtained upon request and without charge by writing or calling Valkyrie Funds LLC at 320 Seven Springs Way, Suite 250, Nashville, Tennessee 37027 or by calling 1-202-854-1343.

Exhibit A– Principal Holders Table

Valkyrie Bitcoin and Ether Strategy ETF
Name and Address of Owner	Percentage of Record Ownership
TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	29.57%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.55%
National Financial Services, LLC 200 Liberty Street New York, NY 10281	14.81%
E*Trade Financial Group 671 North Glebe Road/ Ballston Tower Arlington, VA 22293	7.90%
JP Morgan Securities LLC 383 Madison Avenue New York, NY 10179	6.09%
ABN AMRO Clearing Corp. 175 West Jackson Blvd./Suite 2050 Chicago, IL 60604	5.88%

Valkyrie ETF Trust II

Part C – Other Information

Item 28.	Exhibits

Exhibit No.	Description

(a)	Agreement and Declaration of Trust of the Registrant (1)

(b)	By-Laws of the Registrant (2)

(c)	Not Applicable.

(d)	(1)	Investment Management Agreement between the Registrant and Valkyrie Funds LLC (2)

(2)	Interim Investment Sub-Advisory Agreement between the Registrant, Valkyrie Funds LLC and Vident Advisory, LLC (4)

(3)	Form of Investment Sub-Advisory Agreement between the Registrant, Valkyrie Funds LLC and Vident Advisory, LLC (4)

(e)	(1)	Form of Distribution Agreement between the Registrant, Valkyrie Funds LLC and ALPS Distributors, Inc. (2)

(2)	Amended Exhibit A to the Distribution Agreement (3)

(f)	Not Applicable.

(g)	(1)	Form of Custodian Agreement between the Registrant and U.S. Bank National Association (1)

(2)	Amended Schedule B to Custodian Agreement (3)

(h)	(1) Form of Fund Accounting Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC (1)

(2)	Revised Exhibit A to the Fund Accounting Servicing Agreement (3)

(3)	Form of Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC (1)

(4)	Revised Exhibit A to the Fund Administration Servicing Agreement (3)

(5)	Form of Transfer Agent Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC (1)

(6)	Revised Exhibit A to the Transfer Agent Servicing Agreement (3)

(7)	Form of Authorized Participant Agreement. (2)

(8)	Form of Subscription Agreement. (1)

(i)	Opinion of Legal Counsel (1)

(j)	Consent of Independent Auditing Firm (4)

(k)	Not Applicable.

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Not Applicable.

(o)	Not Applicable.

(p)	(1)	Code of Ethics of the Registrant (2)

(2)	Code of Ethics of Valkyrie Funds LLC (2)

(3)	Code of Ethics for Vident Advisory, LLC (4)

(q)	Powers of Attorney (1)

(1)	Previously filed with the Registrant’s Registration Statement on Form N-1A (File No. 333-258722) filed on October 13, 2021.

(2)	Previously filed with the Registrant’s Registration Statement on Form N-1A (File No. 333-258722) filed on October 15, 2021.

(3)	Previously filed with the Registrant’s Registration Statement on Form N-1A (File No. 333-258722) filed on December 7, 2021.

(4)	Filed herewith.

Item 29.	Persons Controlled By or Under Common Control with Registrant

Not Applicable.

Item 30.	Indemnification

Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant’s Agreement and Declaration of Trust (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

Item 31.	Business and Other Connections of the Investment Adviser

Certain information pertaining to the business and other connections of Valkyrie Funds LLC (“Valkyrie”), the investment adviser to the Fund, is hereby incorporated by reference from the Prospectus and Statement of Additional Information contained herein. The information required by this Item with respect to any director, officer or partner of Valkyrie is incorporated by reference to the Form ADV filed by Valkyrie with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-122506).

Certain information pertaining to the business and other connections of Vident Advisory, LLC (d/b/a Vident Asset Management) (“Vident”), the investment sub-adviser to the Fund, is hereby incorporated by reference from the Prospectus and Statement of Additional Information contained herein. The information required by this Item with respect to any director, officer or partner of Vident is incorporated by reference to the Form ADV filed by Vident with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-114538).

Item 32.	Principal Underwriter

(a)	ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies:

1290 Funds

1WS Credit Income Fund

abrdn ETFs

Alpha Alternative Assets Fund

ALPS Series Trust

Alternative Credit Income Fund

Apollo Diversified Credit Fund

Apollo Diversified Real Estate Fund

AQR Funds

Axonic Alternative Income Fund

Axonic Funds

BBH Trust

Bluerock High Income Institutional Credit Fund

Bluerock Total Income+ Real Estate Fund

Brandes Investment Trust

Bridge Builder Trust

Cambria ETF Trust

Centre Funds

CION Ares Diversified Credit Fund

Columbia ETF Trust

Columbia ETF Trust I

Columbia ETF Trust II

CRM Mutual Fund Trust

DBX ETF Trust

Emerge ETF Trust

ETF Series Solutions

Financial Investors Trust

Firsthand Funds

Flat Rock Core Income Fund

Flat Rock Opportunity Fund

FS Credit Income Fund

FS Energy Total Return Fund

FS Multi-Alternative Income Fund

FS Series Trust

Goehring & Rozencwajg Investment Funds

Goldman Sachs ETF Trust

Goldman Sachs ETF Trust II

Graniteshares ETF Trust

Hartford Funds Exchange-Traded Trust

Hartford Funds NextShares Trust

Heartland Group, Inc.

IndexIQ Active ETF Trust

IndexIQ ETF Trust

Investment Managers Series Trust II (AXS-Advised Funds)

Janus Detroit Street Trust

Lattice Strategies Trust

Litman Gregory Funds Trust

Manager Directed Portfolios (Spyglass Growth Fund)

Meridian Fund, Inc.

MVP Private Markets Fund

Natixis ETF Trust

Natixis ETF Trust II

Opportunistic Credit Interval Fund

PRIMECAP Odyssey Funds

Principal Exchange-Traded Funds

RiverNorth Funds

RiverNorth Opportunities Fund, Inc.

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

SPDR Dow Jones Industrial Average ETF Trust

SPDR S&P 500 ETF Trust

SPDR S&P MidCap 400 ETF Trust

Sprott Funds Trust

Stone Ridge Longevity Risk Premium Fixed Income Trust

Stone Ridge Trust

Stone Ridge Trust II

Stone Ridge Trust IV

Stone Ridge Trust V

Stone Ridge Trust VIII

The Arbitrage Funds

Thrivent ETF Trust

USCF ETF Trust

Valkyrie ETF Trust II

Wasatch Funds

WesMark Funds

Wilmington Funds

XAI Octagon Credit Trust

X-Square Balanced Fund

X-Square Series Trust

(b)        To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None
Patrick J. Pedonti**	Vice President, Treasurer and Assistant Secretary	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Jason White***	Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
Terence Digan	Vice President	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Hilary Quinn	Vice President	None

* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

** The principal business address for Mr. Pedonti is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

*** The principal business address for Mr. White is 4 Times Square, New York, NY 10036.

(c)	Not Applicable

Item 33.	Location of Accounts and Records

Valkyrie Funds LLC, 320 Seven Springs Way, Suite 250, Nashville, Tennessee 37027, maintains the Registrant’s organizational documents, minutes of meetings, contracts of the Registrant and all advisory material of the investment adviser.

Item 34.	Management Services

Not Applicable

Item 35.	Undertakings

Not Applicable

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act and the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Nashville, and State of Tennessee, on October 3, 2023.

Valkyrie ETF Trust II

By:	/s/ Nick Bonos
Nick Bonos President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

/s/ Nick Bonos	Chief Executive Officer President and Trustee	October 3, 2023
Nick Bonos

/s/ Ben Gaffey	Chief Financial Officer and Chief Accounting Officer	October 3, 2023
Ben Gaffey
Keith Fletcher*	) Trustee)
	)	By: /s/ Nick Bonos
Steven Lehman*	) Trustee)	Nick Bonos Attorney-In-Fact
	)	October 3, 2023
Mark Osterheld*	) Trustee)
)

* An original power of attorney authorizing Nick Bonos to execute this Registration Statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, were previously executed, and previously filed as an exhibit.